UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Alta Equipment Group Inc.

(Name of Registrant as Specified In Its Charter)

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ALTA EQUIPMENT GROUP INC. PROXY STATEMENT 2022

April 27, 2022

Dear Fellow Shareholders:

This past year was outstanding for Alta Equipment Group Inc. (“Alta” or the “Company”) as our financial results reflected the strong recovery in our end-user markets, the ongoing success of our flexible business model and operational excellence throughout our entire organization. Our successful growth strategy, which included six acquisitions during 2021, allowed us to expand our presence in existing key markets, add broader capabilities to new regions and expand into new states which offer substantial growth opportunities.

Additionally, we added new original equipment manufacturers (“OEMs”) partners and expanded our relationships with existing ones, broadening our equipment portfolio and our end market diversification. We continue to grow our head count of skilled technicians, ensuring our customers receive optimal product support and adding to our higher-margin parts and service revenue streams. We also expanded our presence in some of the fastest-growing end-user markets like warehousing and logistics, with broadened and complementary service lines such as warehouse automation and engineering. All these factors contributed to our success last year and very importantly, expand the foundation to scale our business for stronger growth in 2022.

Our accomplishments during 2021 would not have been possible without the Alta family of dedicated, hard-working employees and I sincerely appreciate their efforts. Alta delivered record revenue, which surpassed $1.2 billion, and reported $120 Million in Adjusted EBITDA in our first full year as a public company.

We believe that our performance and the progress that we made in 2021 reflects the underlying strength of our business and positions us to drive meaningful scale going forward. We are in a strong operating environment and believe our key internal priorities and strategies remain aligned with promising industry indicators. The trends in our Construction Equipment segment were extremely positive last year as we saw the strong pricing gains and acceleration of rental rates and rental fleet utilization, reflective of robust customer equipment demand. Increased fleet utilization has also driven significant demand for high-margin replacement parts and repair and maintenance services. In our Material Handling segment, supply chain disruptions and labor shortages are accelerating customer adoption of more sophisticated automated and energy efficient material handling solutions.

Alta is well positioned for this growth opportunity, and we continue to look for attractive investment opportunities in this segment. Additionally, our belief in the strength of our end-user markets continuing in 2022 is supported by the strong performance of key industry measures of future construction activity. The recently passed Bipartisan Infrastructure Bill should also be an incremental benefit to our business into the future.

We are excited about our opportunity within the commercial electric vehicle industry and specifically our new partnership Nikola. While this is a longer-term growth initiative, we believe our proven abilities in product sales and support will drive commercial adoption of electric vehicles in our marketplace. The Nikola agreement puts us in an excellent position to be an EV truck market leader in the densest truck market in the country, the Northeast. Recently, we took delivery of our first truck, have begun hosting product demonstrations, started training technical support staff and have begun working closely with Nikola on their distribution support strategy.

Additionally, in looking at the current M&A landscape, we remain active, and our pipeline remains robust. We have the resources and industry awareness to continue to partner with quality companies, that fit our strategic and financial criteria, and we are confident that we can continue to grow through acquisitions as we have done since becoming a public company a little more than two years ago.

Lastly, I would like to quickly touch on something that I am personally very invested in Alta’s corporate citizenship. As a company, we strive every day to be the best corporate citizens that we can be and are formalizing an in-depth initiative. Some of the key areas include: our commitment to environmental sustainability, including a focused strategy to drive customer adoption and commercial viability of various electro mobility solutions. Our thoughtful diversity and inclusion policies, the safety of our employees and technicians and the overall purposeful, dedicated, and inclusive culture that we have created and continue to develop with each day.

In closing, I would like to sincerely thank all members of the dedicated Alta family, our OEM partners and customers, and our shareholders for their support in making this a memorable and successful year for Alta Equipment Group.

Sincerely,

Ryan Greenawalt

Chairman of the Board and Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:	To Be Held June 9, 2022

On behalf of the Board of Directors, I cordially invite you to attend the 2022 Annual Meeting of Stockholders of Alta Equipment Group Inc. (the “Company”) to be held on June 9, 2022 at 9:30 a.m., Eastern Daylight Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting via a live audio webcast by visiting and registering at www.proxydocs.com/ALTG.

The purpose of the Annual Meeting is to:

1.	elect the three director nominees listed in the accompanying proxy statement;

2.	ratify the appointment of UHY LLP as our independent registered public accounting firm for 2022;

3.	approve, in a non-binding advisory vote, the compensation paid to our named executive officers;

4.	determine, in a non-binding advisory vote, whether a non-binding advisory stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years;

5.	approve the Alta Equipment Group, Inc. 2022 Employee Stock Purchase Plan; and

6.	transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 14, 2022 may vote at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held at that time. During the Annual Meeting, any stockholder attending the Annual Meeting may access a list of the stockholders entitled to vote at the Annual Meeting at www.proxydocs.com/ALTG by following the instructions contained in the Proxy Statement.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, we strongly urge you to cast your vote promptly. You may vote over the Internet, as well as by telephone or by mail. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 9, 2022:

This Proxy Statement and 2022 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2021, are available on or about April 27, 2022 at www.proxydocs.com/ALTG.

By order of the Board of Directors,

/s/ Ryan Greenawalt
Ryan Greenawalt
Chairman of the Board and Chief Executive Officer

April 27, 2022

2022 PROXY STATEMENT	i

ALTA EQUIPMENT GROUP INC.

13211 Merriman Road,

Livonia, Michigan 48150

2022 PROXY STATEMENT

General Information

The Board of Directors (the “Board”) of Alta Equipment Group Inc. (“Alta” or the “Company”) is making this proxy statement (the “Proxy Statement”) available to you in connection with the solicitation of proxies on its behalf for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on June 9, 2022 at 9:30 a.m., Eastern Daylight Time, and will be a completely virtual meeting, to be conducted via live audio webcast.

At the Annual Meeting, our stockholders will:

(i)	vote to elect the three director nominees listed herein;

(ii)	vote to ratify the appointment of UHY LLP as our independent registered public accounting firm for 2022;

(iii)	approve, in a non-binding advisory vote, the compensation paid to our named executive officers;

(iv)	determine, in a non-binding advisory vote, whether a non-binding advisory stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years;

(v)	approve the Alta Equipment Group, Inc. 2022 Employee Stock Purchase Plan; and

(vi)	transact any other business that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 14, 2022 (the “Record Date”) may vote at the Annual Meeting.

We are taking advantage of the rules of the Securities and Exchange Commission (the “SEC”) that permit companies to furnish proxy materials to stockholders via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of our proxy materials, including the Notice, this Proxy Statement, and our 2022 Annual Report to Stockholders (which includes our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”)) (collectively, the “Proxy Materials”), unless you specifically request one by following the instructions contained in the Notice. The Notice instructs you on how to access the Proxy Materials via the Internet, as well as how to vote online or by telephone. We are first making this Proxy Statement and accompanying materials available to our stockholders on or about April 27, 2022.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE OVER THE INTERNET, BY PHONE OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

By submitting your proxy using any of the methods specified in the Notice, you authorize each of Ryan Greenawalt, our Chief Executive Officer and Chairman, and Anthony J. Colucci, our Chief Financial Officer, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. Either one of them may also vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

Questions and Answers about the Annual Meeting and Voting

Q:	Why am I being provided with these materials?

A:  We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting to be held on June 9, 2022, and at any postponements or adjournments of the Annual Meeting. We have either (1) delivered to you the Notice and made the Proxy Materials available to you on the Internet or (2) delivered printed versions of the Proxy Materials, including a proxy card, to you by mail.

Q:	How can I attend and vote at the Annual Meeting?

A:  To attend the Annual Meeting, you must register at www.proxydocs.com/ALTG. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice.

2022 PROXY STATEMENT	1

If your shares are held in “street name” through a bank, broker or other nominee, to be admitted to the Annual Meeting, you may be required to obtain a legal proxy reflecting the number of shares of common stock of the Company you held as of the Record Date, and you must follow the instructions you receive from your broker, bank, or nominee for further instructions as well as those you receive via email after your successful registration.

Q:	Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in an in-person annual meeting?

A:  The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. We will be providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits.

Q:	How do I vote my shares without attending the Annual Meeting?

A:  If you are a stockholder of record, you may vote by granting a proxy. Specifically, you may vote:

•

By Internet: You may submit your proxy by going to www.proxypush.com/ALTG and following the on-screen instructions or scanning the QR code with your smartphone. You will need the Notice or proxy card in order to vote by Internet.

•	By Telephone: You may submit your proxy by using a touch-tone telephone to call toll-free 1-866-892-1741 and following the instructions. You will need the Notice or proxy card to vote by telephone.

•

By Mail: You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, indicate your name and title or capacity.

If you hold your shares in street name, you may vote by submitting voting instructions to your bank, broker, or other nominee. In most instances, you will be able to do this on the Internet, by telephone or by mail as indicated above. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than June 8, 2022.

Q:	What am I voting on at the Annual Meeting?

A:  At the Annual Meeting, there are five proposals scheduled to be voted on:

•	Proposal 1: Election of the three director nominees listed in this Proxy Statement (the “Nominee Proposal”).

•	Proposal 2: Ratification of the appointment of UHY LLP as our independent registered public accounting firm for 2022 (the “Ratification Proposal”).

•	Proposal 3: Approval, in a non-binding advisory vote, the compensation paid to our named executive officers (the “Say-on-Pay Proposal”).

•

Proposal 4: Determination, in a non-binding advisory vote, whether a non-binding advisory stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years (the “Say-on-Frequency Proposal”).

•	Proposal 5: Approval of the Alta Equipment Group, Inc. 2022 Employee Stock Purchase Plan (“ESPP”).

Members of our management team and a representative of UHY LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders.

Q:	Who is entitled to vote?

A:  Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. The only class of stock entitled to vote at the Annual Meeting is Alta common stock, par value $0.0001 per share (the “Common Stock”). Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such holder. On the Record Date, there were 32,363,376 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Q:	What is the difference between being a “record holder” and holding shares of Common Stock in “street name”?

A:  A record holder holds shares in their or its name through Alta’s transfer agent, Continental Stock Transfer, or is in possession of Common Stock certificates. A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

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Q:	Am I entitled to vote if my shares are held in street name?

A:  If your shares are held in street name, the Notice will be forwarded to you by your bank, broker, or other nominee, along with a voting instruction card. You may vote by directing your bank, broker, or other nominee how to vote your shares. In most instances, you will be able to do this over the Internet, by telephone, or by mail, as indicated above under “How do I vote my shares without attending the Annual Meeting?”

Under the rules of the New York Stock Exchange (the “NYSE”), if you do not give instructions to your bank, broker, or other nominee, then your bank, broker or other nominee may vote your shares on matters that the NYSE determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the Ratification Proposal is a routine matter, but the Nominee Proposal, the Say-on-Pay Proposal, the Say-on-Frequency Proposal and the ESPP Proposal are considered to be non-routine matters. Therefore, your bank, broker or other nominee cannot vote your share on the Nominee Proposal, the Say-on-Pay Proposal, the Say-on-Frequency Proposal or the ESPP Proposal, unless you provide voting instructions for each matter. If you do not provide voting instructions on a “non-routine” matter, your shares will not be voted on that matter, which is referred to as a “broker non-vote.”

As a street name holder, you may be required to obtain a proxy form from your bank, broker, or other nominee to use at the Annual Meeting in order to vote your shares. Please follow the instructions that you receive from your broker, bank, or other nominee and in the instructions that you will receive via email after registering for the Annual Meeting, should you decide to vote during the virtual meeting.

Q:	How many shares must be present to hold the Annual Meeting?

A:  For Alta to conduct the Annual Meeting, the holders of a majority of the voting power of the shares of Common Stock outstanding on the Record Date represented in person or by proxy shall constitute a quorum at the Annual Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

Q:	What does it mean if I receive more than one Notice or proxy card at about the same time?

A:  Receiving more than one Notice or proxy card generally means you hold shares in more than one brokerage account. To ensure that all your shares are voted, please sign and return each proxy card, or, if you vote by Internet or by telephone, vote once for each Notice or proxy card that you receive.

Q:	Can I revoke my proxy or change my vote after I submit my proxy?

A:  Yes. If you are a record holder, any proxy signed and returned by a stockholder or voted by Internet or telephone may be revoked or changed at any time before it is actually voted. A record holder may revoke their or its proxy by:

•	signing and delivering another proxy with a later date that is received no later than the closing of the polls at the Annual Meeting on June 9, 2022;

•	voting again by Internet or by telephone at a later time before the closing of the polls at the Annual Meeting on June 9, 2022;

•	sending a written statement to that effect to the Company’s Secretary, provided that such statement is received no later than the closing of the polls at the Annual Meeting on June 9, 2022; or

•	voting via the instructions during the virtual Annual Meeting.

Please note, however, that if you are a beneficial owner of shares (i.e., you hold your shares in street name) and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by your bank, broker or other nominee and/or obtain from the record holder a proxy issued in your name. Your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Q:	Who will count the votes?

A:  Alta’s agent, Mediant Communications Inc., will tabulate and certify the votes. A representative of the agent may serve as an inspector of election.

2022 PROXY STATEMENT	3

Q:	What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

A:  The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted, and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote

Proposal 1 - Nominee Proposal	Plurality of votes cast	“FOR” “WITHHOLD”	“FOR”	No impact	No impact

Proposal 2 - Ratification Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	No impact

Proposal 3 - Say-on-Pay Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

Proposal 4 - Say-on-Frequency Proposal	Majority of votes cast	“ONE YEAR” “TWO YEARS” “THREE YEARS” “ABSTAIN”	“ONE YEAR”	No impact	No impact

Proposal 5 – Approval of ESPP	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

(1)	If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

Q:	Will any other business be conducted at the Annual Meeting?

A:  We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

Q:	Who will pay for the cost of the proxy solicitation?

A: We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers, or employees (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

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Proposal 1 - Election of Directors

Under our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), the Board is divided into two classes, with only one class of directors being elected in each year and each class, Class I and Class II, serving a two-year term. Each Class II director has a term that expires at this Annual Meeting, and each Class I director has a term that expires at the Company’s 2023 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement, or removal.

There are currently five members of the Board. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has considered and nominated the following slate of Class II director nominees for a two-year term, expiring at the Company’s 2024 annual meeting of stockholders: Ryan Greenawalt, Zachary E. Savas and Andrew Studdert. Action will be taken at the Annual Meeting for the election of these nominees.

It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of Ryan Greenawalt, Zachary E. Savas and Andrew Studdert except in cases of proxies bearing contrary instructions. If these nominees should become unavailable for election due to any presently unforeseen reason, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

2022 PROXY STATEMENT	5

Nominees for Election to the Board of Directors in 2022

The following information describes the offices held and other business directorships of each nominee. Beneficial ownership of equity securities of the nominees is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Ryan Greenawalt, 47, joined the Company in December 2008 and has served as our Chief Executive Officer (“CEO”) since December 2017 and as the Chairman of the Board since the closing of the Company’s business combination with B. Riley Principal Merger Corp. (the “Business Combination”) on February 14, 2020 (the “Business Combination Closing”). Mr. Greenawalt leads Alta’s executive leadership team and is responsible for corporate strategy, operations, and corporate development. He has led Alta’s acquisition activities since joining the company, expanding Alta’s geographic footprint, and entering new end markets. Mr. Greenawalt returned to the equipment industry after a career in financial services from 2002 to 2008. He has a BA from the University of Michigan, Ann Arbor and holds an MBA from the Eli Broad College of Business at Michigan State University.

Our Board and the Nominating and Corporate Governance Committee considered, in particular, Mr. Greenawalt’s qualifications to serve in a leadership role with our management team and on our Board as a result of his long tenure with the Company, deep-rooted understanding of our business strategy, operations, and experience in handling both financial and business management matters.

Zachary E. Savas, 58, has been a member of our Board since the Business Combination Closing. Mr. Savas has served as President of Cranbrook Partners & Co., a private company engaged in the active ownership of other businesses since 2001, and, from 1991 to 2001, a boutique advisory firm primarily providing merger and acquisition and corporate finance services for both public and private companies. He also served as President of Production Spring, LLC, a manufacturer of metal fasteners for the automotive industry, from 2002 to 2016. Mr. Savas was a founder and is Chairman of Fire Catt, LLC, a fire hose testing business since October 2006 and served as its Chief Executive Officer from 2010 until 2021. He served as a manager and board member of Vexor Technology, LLC, an industrial waste services and alternative fuel company, from 2016 to 2020. In addition, Mr. Savas has served as Chairman of Lewis IG, Inc., an information technology business since July 2004, President of Rislov Foundation, a charitable organization, since November 2003 and Managing Member of Peponides Associates LLC, an investment vehicle for real estate, stocks and private companies, since January 2000. Mr. Savas has been a member of numerous private company boards and was lead director and a member of the Audit Committee of Tecumseh Products Company (Nasdaq: TECU) from September 2009 to January 2014. Mr. Savas began his career at Citicorp in Mergers and Acquisitions in 1985. He holds a BBA from the University of Michigan Ross School of Business, graduating in 1985 with high distinction, concentrating in finance and accounting.

Our Board and the Nominating and Corporate Governance Committee considered, in particular, Mr. Savas’s qualifications to serve as a member of our Board as a result of his extensive corporate advisory experience and knowledge of the industrial sector.

Andrew Studdert, 65, has been a member of our Board since the Business Combination Closing. He is currently the founder of Andrew P. Studdert & Associates, a private consultancy, focusing on finance, operations, safety, and crisis management, that he established in 1994. From 2004 to April 2017, Mr. Studdert served as the Chairman and Chief Executive Officer of NES Rentals Holdings, Inc., a heavy equipment rental company, which was sold to United Rentals, Inc. (NYSE: URI) in April 2017. From 1999 to 2002, Mr. Studdert served as Chief Operating Officer and Executive Vice President of UAL Corporation and its subsidiary, United Airlines (Nasdaq: UAL). Mr. Studdert also served as Senior Vice President, Fleet Operations from 1997 to 1999 and Chief Information Officer of United Airlines from 1995 to 1997. Mr. Studdert served on the board of directors of Cramo OYJ (HEL: CRA1V) from 2019 through its sale in 2020 and Target Hospitality Corp. (Nasdaq: TH) from 2019 until 2021. . Mr. Studdert holds a BA in History from San Francisco State University.

Our Board and the Nominating and Corporate Governance Committee considered, in particular, Mr. Studdert’s qualifications to serve as a member of our Board as a result of his experience serving on public company boards and extensive knowledge of the industrial equipment and equipment rental space.

Directors are elected by a plurality of the votes cast, present in person or represented by proxy and entitled to vote thereon, for the election of each director at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

In addition to the directors nominated for election at the Annual Meeting, the following Class I directors currently serve on our Board of Directors, with a term expiring at the 2023 annual meeting of stockholders:

Daniel Shribman, 38, has been a member of our Board since the Business Combination Closing. Mr. Shribman previously served as the Chief Financial Officer of B. Riley Principal Merger Corp. from its inception until the Business Combination Closing. Mr. Shribman currently serves as President of B. Riley Principal Investments a position he has held since September 2018. Mr. Shribman has also served as Chief Investment Officer of B. Riley Financial, Inc. since September 2019, as well as CEO and CFO of both B. Riley Principal 150 and 250 Merger Corps. Since February 2021 and May 2021, respectively. From 2010 to 2018, Mr. Shribman was a Portfolio Manager at Anchorage Capital Group, a special situation asset manager with over $15 billion in assets under management. During

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Mr. Shribman’s tenure at Anchorage, he led investments in dozens of public and private opportunities across the general industrials, transportation, automotive, aerospace, gaming, hospitality, and real estate industries. These investments ranged from public equities and bonds to deeply distressed securities, par bank debt, minority-owned private equity, and majority-owned private equity. Prior to Anchorage, Mr. Shribman worked at Tinicum Capital Partners, a private equity firm, and at Lazard Freres in the restructuring advisory group. Mr. Shribman has served on the board of EOS Energy (Nasdaq: EOSE) since November 2020, The Arena Group Holdings, Inc. (NYSE: AREN) since June 2021, NextPoint Financial Inc. (OTCMKTS: NACQF) since August 2021, and AltEnergy Acquisition Corp. (Nasdaq: AEAE) since November 2021. Mr. Shribman holds an A.B. in Economics and History from Dartmouth. We believe that Mr. Shribman is qualified to serve as a member of our Board because of his extensive experience in corporate finance and strategic knowledge about investments in our industrial, transportation, and automotive markets.

Our Board and the Nominating and Corporate Governance Committee has considered in particular Mr. Shribman’s extensive experience in corporate finance and strategic knowledge about investments in our industrials, transportation and automotive markets.

Katherine E. White, 55, has been a member of our Board since the Business Combination Closing. Ms. White is currently a Professor of Law at the Wayne State University Law School. She is a member of and has served as chair of the University of Michigan Board of Regents and chair of the Finance and Audit Committee of the University of Michigan. Ms. White has been a member of the Old National Bancorp (Nasdaq: ONB) board of directors since 2015. Ms. White is also a Brigadier General in the U.S. Army National Guard, currently serving as the Deputy Commander of the 46 Military Police Command in Lansing, Michigan. She was appointed by the Secretary of Agriculture to the United States (“U.S.”) Department of Agriculture’s Plant Variety Protection Office Advisory Board in 2004 and served until May 2020. She was appointed by the Secretary of Commerce to serve on the U.S. Patent and Trademark Office Patent Public Advisory Committee from 2000 to 2002 and was a White House Fellow from 2001 to 2002. Ms. White was a judicial law clerk to the Honorable Randall R. Rader, Circuit Judge (ret.), U.S. Court of Appeals for the Federal Circuit from 1995 to 1996. Ms. White received a B.S.E. degree in Electrical Engineering and Computer Science from Princeton University, a J.D. degree from the University of Washington, an LL.M. degree from the George Washington University Law School, and a Master’s degree in Strategic Studies from the U.S. Army War College. She is a Fulbright Senior Scholar (Germany) and a registered patent attorney, and in 2021, she was inducted into the Michigan Military and Veterans Hall of Honor. We believe that Ms. White is qualified to serve as a member of our Board because of her legal background, long tenure in the U.S. government and military serving advisory and operational roles, as well as her previous experience as a member of several boards of directors and board committees.

Our Board and the Nominating and Corporate Governance Committee has considered in particular Ms. White’s legal background, long tenure in the U.S. government and military serving advisory and operational roles, as well as her previous experience as a member of several boards of directors and board committees.

2022 PROXY STATEMENT	7

The Board of Directors and Certain Governance Matters

OVERVIEW

Our Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders, and carries out its oversight responsibilities through meetings and actions of the Board and its three standing committees: the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”).

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

Under our Corporate Governance Guidelines and the rules under the NYSE Listed Company Manual (the “NYSE Rules”), a director is not independent unless the Board affirmatively determines that they do not have a direct or indirect material relationship with the Company or any of its subsidiaries. The Board’s policy, as outlined in the Company’s Corporate Governance Guidelines, is for the Nominating and Corporate Governance Committee, as well as the full board, to review the independence of all directors at least annually in connection with the preparation of the Company’s proxy statement.

Our Corporate Governance Guidelines define an “independent” director in accordance with Section 303A.02 of the NYSE Listed Company Manual. In addition, members of the Audit Committee and Compensation Committee are subject to the additional independence requirements of applicable SEC rules and the NYSE Rules.

The Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that Messrs. Savas and Studdert and Ms. White are independent for purposes of the applicable NYSE Rules, including with respect to Board committee service. Our Board has determined that each of Messrs. Savas and Studdert and Ms. White is “independent” for purposes of service on the Audit Committee in accordance with Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each of Mr. Studdert, Ms. White, and Mr. Savas is “independent” for purposes of service on the Compensation Committee in accordance with Section 10C(a)(3) of the Exchange Act.

BOARD STRUCTURE

The Board maintains the flexibility to determine whether the roles of Chairman of the Board and CEO should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chairman, would not result in better governance or oversight.

Currently, Ryan Greenawalt holds both the Chairman of the Board position and CEO position. We believe that the combined role of the Chairman and CEO positions is appropriate corporate governance for us at this time, as this structure best permits the Chairman of the Board to use his longstanding experience in the equipment industry to perform his executive leadership and oversight responsibilities as CEO. In the Board’s view, Mr. Greenawalt’s Chairman role enables the Board to best understand the values and priorities of the Company and collaborate with management to enhance stockholder value. As CEO, Mr. Greenawalt is able to effectively communicate the Board’s views to management and ensure the leadership teams are coordinated and act with a common purpose in executing strategic opportunities and planning.

EXECUTIVE SESSIONS

Mr. Greenawalt, as Chairman of the Board and CEO, is currently the only employee member of the Board. The Board regularly meets in executive session without Mr. Greenawalt or any other members of management present. Executive sessions of the Board are chaired by the chairperson of the Audit Committee. Each of the committees of the Board also meets regularly in executive session.

BOARD COMMITTEES AND MEETINGS

The following table summarizes the current membership of each of the Board’s committees and the number of committee meetings held during fiscal 2021.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Ryan Greenawalt

Daniel Shribman

Zachary E. Savas*	X	X	X, Chair

Andrew Studdert*	X, Chair	X	X

Katherine E. White*	X	X, Chair	X

Total number of meetings during fiscal 2021	6	6	4

*	Independent director

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Our Corporate Governance Guidelines provide that all directors are expected to make reasonable best efforts to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders. During 2021, the Board met nine times. Except for Mr. Shribman, who attended six of nine (or 67%) applicable meetings and was not in attendance for three meetings due to prior business commitments, no member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board and any committees of the Board on which such director served (held during the period that such director served). One director serving at the time of last year’s annual meeting of stockholders attended that meeting.

Audit Committee. All members of the Audit Committee are “independent” in accordance with the NYSE Rules and SEC rules applicable to boards of directors in general and audit committee members in particular. The Board has determined that Messrs. Savas and Studdert qualifies as an “audit committee financial expert” as defined by the applicable SEC rules and that each member of the Audit Committee is “financially literate” within the meaning of the NYSE Rules.

The Audit Committee selects, on behalf of our Board, an independent public accounting firm to be engaged to audit our financial statements, discusses with the independent registered public accounting firm its independence, reviews and discusses the audited financial statements with the independent registered public accounting firm and management and manages and reviews our compliance with legal and regulatory requirements with respect to accounting policies, internal controls and financial reporting. The Audit Committee also oversees the procedures established by the Company for receiving and addressing anonymous complaints regarding financial or accounting irregularities, among other things, such as:

•	evaluating the independent registered public accounting firm’s qualifications, independence and performance;

•	reviewing and approving the scope of the annual audit and audit fee;

•	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	monitors the rotation of partners of the independent registered public accounting firm on the Company’s engagement team in accordance with the requirements established by the SEC;

•	reviews the Company’s critical accounting policies and estimates; and

•	reviews the Audit Committee charter and the Audit Committee’s performance at least annually.

The charter of the Audit Committee is available on the Company’s website at www.altaequipment.com.

Compensation Committee. All members of the Compensation Committee are “independent” in accordance with the NYSE Rules and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee operates pursuant to a written charter adopted by the Board, which sets forth the duties and responsibilities of the Compensation Committee, which include (i) annual review and approval of corporate goals and objectives relevant to the compensation of our CEO and other executive officers, (ii) evaluation, as a committee or together with the other independent directors (as directed by the Board), of the performance of our CEO and other executive officers in light of these goals and objectives and their individual achievements, (iii) determination and approval of the compensation of our CEO and other executive officers based on this evaluation and (iv) periodic review and approval of all elements of our CEO’s and other executive officers’ compensation, including cash-based and equity-based awards and opportunities, any employment agreements and severance agreements, any change in control agreements and any special or supplemental compensation and benefits for our CEO and other executive officers.

The Compensation Committee’s duties and responsibilities also include, among other matters:

•	establishing and reviewing the objectives of the Company’s basic compensation policies;

•

making recommendations to our Board with respect to the adoption, amendment, termination or replacement of equity-based compensation or non-equity-based incentive compensation plans maintained by the Company and any material perquisites;

•

determining, approving or making recommendations to our Board as to the appropriate compensation for other members of senior management, other employees as the Compensation Committee determines to be appropriate or directors;

•	monitoring Alta’s compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation; and

•	assessing at least annually the independence of compensation consultants, legal and other advisers to the Compensation Committee.

The charter of the Compensation Committee is available on the Company’s website at www.altaequipment.com.

Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are “independent” in accordance with the NYSE Rules. The Nominating and Corporate Governance Committee assists our Board in fulfilling its responsibilities by developing criteria and qualifications for Board membership, identifying and approving individuals who meet such criteria and are qualified to serve as members of our Board, selecting director nominees for our annual meetings of stockholders, developing and recommending to our Board Corporate Governance Guidelines and monitoring compliance with such guidelines and reviewing the adequacy of our certificate of incorporation and bylaws.

2022 PROXY STATEMENT	9

The Nominating and Corporate Governance Committee develops guidelines that set forth the criteria and qualifications for Board membership, including, but not limited to, minimum individual qualifications, relevant career experience and technical skills, industry knowledge and experience, financial expertise, geographic ties, familiarity with the Company’s business, independence under applicable rules and regulations, gender, ethnic and racial background and ability to work collegially with others. The Nominating and Corporate Governance Committee uses these guidelines to identify, interview and evaluate potential director candidates to determine their qualifications to serve on our Board as well as their compatibility with the culture of the Company, its philosophy and its Board and management.

As mentioned above, the Nominating and Corporate Governance Committee and the Board include “gender, ethnic and racial background” as one of several criteria that they consider in connection with selecting candidates for the Board to bolster further the Board’s diversity. While neither the Board nor the Nominating and Corporate Governance Committee has a formal diversity policy, one of many factors that the Board and the Nominating and Corporate Governance Committee carefully consider is the importance to the Company of diversity in the composition of the Board. Moreover, when considering director candidates, the Nominating and Corporate Governance Committee and the Board seek individuals with backgrounds and qualities that, when combined with those of our incumbent directors, enhance the Board’s effectiveness and, as required by the Corporate Governance Guidelines, result in the Board having a broad range of skills, professional expertise, industry knowledge, diversity of opinion, geographic representation and contacts relevant to the Company’s business. We expect incumbent directors and director candidates to demonstrate business acumen and the ability to exercise sound judgment in decision-making processes to contribute positively to the Company, as well as our stockholders, employees, customers and other significant stakeholders.

With respect to incumbent directors, the Nominating and Corporate Governance Committee annually evaluates their past participation in, and contributions to, activities of the Board, and, considering the qualities noted above, will determine whether those directors continue to satisfy the needs of the Board. The Nominating and Corporate Governance Committee considers the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers potential director candidates. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders, or other persons. The Nominating and Corporate Governance Committee is responsible for conducting appropriate inquiries into the backgrounds and qualifications of potential director candidates and their suitability for service on our Board.

In the case of Mr. Greenawalt, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, approved him as a director nominee in recognition of his expertise with respect to our industry and specific business and strategic needs, his longstanding relationships with our large stakeholders, including our customers, and his experience as a public company CEO.

In the case of Mr. Savas, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, approved him as a director nominee in recognition of his executive leadership background and significant experience in the industrial sector and his expertise in the areas of corporate finance and advisory services.

In the case of Mr. Studdert, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, approved him as a director nominee in recognition of his extensive executive leadership experience in public companies generally and in the heavy industrial equipment and rental industries in particular.

The Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same way that the Nominating and Corporate Governance Committee evaluates any other director candidate.

Any recommendation submitted to the Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, 13211 Merriman Road, Livonia, Michigan 48150. All recommendations for nomination received by the Secretary that satisfy our bylaw requirements relating to such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our bylaws. These requirements are also described under the section entitled “Stockholder Proposals for the 2022 Annual Meeting of Stockholders.”

The charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.altaequipment.com.

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BOARD DIVERSITY

The following demonstrates the diversity of our current Board in terms of age, gender and race/ethnic background:

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is a current or former officer or employee of the Company. During 2021, none of our executive officers served on the board of directors or compensation committee of any other company that has an executive officer serving on our Board or the Compensation Committee.

CODE OF BUSINESS CONDUCT AND ETHICS AND CORPORATE GOVERNANCE GUIDELINES

Our Code of Business Conduct and Ethics and Corporate Governance Guidelines are available on the Investor Relations page of our website at www.altaequipment.com. If the Company ever were to amend or waive any provision of its Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties may communicate with a member or members of our Board, including the Chairman of the Board, chairperson of the Audit, Compensation or Nominating and Corporate Governance Committees or to the non-management or independent directors as a group by addressing such communications to either the Company’s Secretary or to Investor Relations. All such correspondence should be sent c/o Alta Equipment Group Inc., 13211 Merriman Road, Livonia, Michigan 48150. Upon receipt, we will forward such correspondence as appropriate. Appropriate communications excluding solicitations and “junk mail” addressed to the Board or any director of the Board and communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to the shareholders of the Company are forwarded to the chairperson of the Audit Committee for review.

2022 PROXY STATEMENT	11

BOARD’S ROLE IN RISK OVERSIGHT

As part of our Board’s meetings, our Board assesses, on an ongoing basis, the risks faced by the Company in executing its business plans. These risks include financial, industrial, technological, competitive, and operational risks and exposures, both from a global perspective and on a branch-by-branch basis.

Our Board dedicates time to review and consider the relevant risks that need to be addressed at the time of the Board meeting. In addition to the full Board, the Audit Committee plays an important role in the oversight of the Company’s policies with respect to financial risk assessment and risk management, as well as assessing the Company’s major financial risk exposures. In particular, the Audit Committee reviews and discusses with management any significant risks or exposures with respect to risk assessment and risk management and assesses any steps taken to monitor and control such risks. Our Audit Committee receives regular updates from management on the primary cyber security risks facing the Company and the measures the Company is taking to mitigate such risks.

The Compensation Committee is charged with ensuring that our compensation policies and procedures do not encourage risk taking in a manner that would have a material adverse impact on the Company. In administering our compensation program, the Compensation Committee strives to achieve a balance among the elements of compensation to accomplish the objectives of the program. The Compensation Committee reviews the Company’s overall compensation program in the context of the risks that may be presented by the structure of our compensation program and the metrics used to determine compensation under that program. Based upon this review, the Compensation Committee believes that our compensation program does not create a reasonable likelihood of a material adverse effect on the Company.

The Nominating and Corporate Governance Committee is charged with overseeing risks related to our governance processes. In addition, the Board has allocated oversight of ESG-related risks to the Nominating and Corporate Governance Committee, which regularly monitors the Company’s priorities and pursuits related to environmental, social, and governance matters (ESG). Each of the Board’s Committee reports its findings to the full Board for consideration.

Our Board’s role in risk oversight at the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposures, and our Board and its committees providing oversight in connection with those efforts and attempts to mitigate identified risks.

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Executive Officers

The following table sets forth the name, age, and position(s) of each of our executive officers:

Name	Age	Position

Ryan Greenawalt	47	Chairman of the Board and CEO

Anthony J. Colucci	43	Chief Financial Officer

Craig Brubaker	51	Chief Operating Officer

Ryan Greenawalt, 47, joined the Company in December 2008 and has served as our CEO since December 2017 and as the Chairman of the Board since the Business Combination Closing on February 14, 2020. Mr. Greenawalt leads Alta’s executive leadership team and is responsible for corporate strategy, operations, and corporate development. He has led Alta’s acquisition activities since joining the company, expanding Alta’s geographic footprint and entering new end markets. Mr. Greenawalt returned to the equipment industry after a career in financial services from 2002 to 2008. He has a BA from the University of Michigan, Ann Arbor and holds an MBA from the Eli Broad College of Business at Michigan State University. We believe that Mr. Greenawalt is qualified to serve in a leadership role with our management team and on our Board because of his long tenure with the Company, deep-rooted understanding of our business strategy, operations, and experience in handling both financial and business management matters.

Anthony J. Colucci, 43, joined the Company in February 2015 as Vice President of Finance and was named Chief Financial Officer (“CFO”) in 2017 and has full responsibility for the Company’s accounting and finance function. Mr. Colucci has been a central figure in our mergers & acquisitions, capital raising and financial reporting activities since joining the Company. Prior to joining the Company, Mr. Colucci served as a Director of Corporate and Business Development at Blue Cross Blue Shield of Michigan from December 2013 until February 2014. From January 2004 until December 2013, he worked with UHY Advisors Inc., focusing on valuation, corporate finance, and financial consulting projects. Mr. Colucci earned a BA in Economics from Alma College and an MBA from Western Michigan University. He is also a registered Certified Public Accountant in the state of Michigan.

Craig Brubaker, 51, was appointed as an executive officer of the Company and as the Company’s Chief Operating Officer, effective April 12, 2022. Mr. Brubaker joined the Company in June 1995 and has held several operations positions over the course of his career at the Company including Systems Manager, Rental Manager, General Service Manager, and Regional Operations Manager. Mr. Brubaker served as Vice President of Operations from January 2006 until such time as he was named Chief Operating Officer in April of 2022. Mr. Brubaker holds a BS in Mechanical Engineering from the University of Toledo.

2022 PROXY STATEMENT	13

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is solely responsible for the appointment, evaluation, compensation, retention, and, if appropriate, replacement of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has selected UHY LLP to serve as our independent registered public accounting firm for 2022.

Stockholder approval is not required to appoint UHY LLP as the independent registered public accounting firm for 2022. Our Board believes, however, that submitting the appointment of UHY LLP to the stockholders for ratification is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines such a change would be in our best interests. The ratification of the appointment of UHY LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares cast in person or by proxy and entitled to vote at the Annual Meeting.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2021 and 2020 by UHY LLP:

	2021 ($)	2020 ($)

Audit Fees(1)	1,787,400	918,125

Audit-Related Fees(2)	—	—

Tax Fees(3)	153,248	131,900

All Other Fees(4)		—

Total	1,940,648	1,050,025

(1)

Audit Fees represent the aggregate fees billed for professional services rendered for the audits of the annual financial statements, the audit of our internal controls over financial reporting, and for the review of the Company’s Form 10-Q filings; for the audits and reviews of certain of our subsidiaries; and for services that are normally provided by the independent registered public accounting firm in connection with regulatory filings including for services provided in connection with the review of registration statement, proxy statements, comfort letters and consents, including with respect to the IPO and Business Combination effective on February 14, 2020 and subsequent registration statements, and comfort letters and consents that have been filed following the Business Combination including those related to the senior secured second lien notes.

(2)	UHY LLP did not provide any such Audit-Related services during the period.

(3)	Tax Fees represent the aggregate fees billed for tax compliance, tax advice, and tax planning services.

(4)	UHY LLP did not provide any other services during the period.

AUDIT COMMITTEE PRE-APPROVAL PROCEDURES FOR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing, and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. The Audit Committee pre-approves all services to be provided by UHY LLP, and also considers and is required to pre-approve the engagement of UHY LLP for the provision of other services during the year. For each proposed service, the independent registered public accounting firm is required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF UHY LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

14

Audit Committee Report

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the NYSE Rules. The Audit Committee operates pursuant to a written charter adopted by the Board.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance. Management of the Company has the primary responsibility for the Company’s financial reporting processes, proper application of accounting principles, and internal controls as well as the preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States (“U.S. GAAP”).

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2021 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Submitted by the Audit Committee.

Andrew Studdert, Chair

Katherine E. White

Zachary E. Savas

The foregoing Audit Committee Report shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

2022 PROXY STATEMENT	15

Proposal 3—Non-binding Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, stockholders are being asked to approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussions below. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

The text of the resolution in respect of Proposal No. 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion, is hereby APPROVED.”

In considering their vote, stockholders may wish to review the information on our compensation policies and decisions regarding the named executive officers, as presented in the Compensation Discussion and Analysis on pages 23 to 28, as well as the discussion regarding the Compensation Committee on pages 28 to 31.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

16

Proposal 4—Non-binding Vote on Frequency of Stockholder Votes on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, stockholders are being asked to approve, in a non-binding advisory vote, whether a non-binding stockholder vote to approve the compensation paid to our named executive officers (that is, votes similar to the non-binding vote in Proposal No. 3 on page 16), should occur every one, two or three years. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

In considering their vote, stockholders may wish to review with care the information presented in connection with Proposal No. 3 on page 16, the information on our compensation policies and decisions regarding the named executive officers, as presented in the Compensation Discussion and Analysis on pages 23 to 28, as well as the discussion regarding the Compensation Committee on pages 28 to 31.

We believe that a one-year frequency is most consistent with the Company’s approach to compensation. Our reasons include the following:

•

We believe that an annual advisory vote on executive compensation will allow our stockholders to provide us with direct input on our compensation philosophy, policies, and practices, as disclosed in each proxy statement that we file every year.

•

We believe that an annual advisory vote on executive compensation is consistent with our policy of seeking input from our stockholders on matters relating to corporate governance and on our executive compensation philosophy, policies and practices, even though such policy is not required by law.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “ONE YEAR” WITH RESPECT TO HOW FREQUENTLY A STOCKHOLDER VOTE TO APPROVE, IN A NON-BINDING VOTE, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

2022 PROXY STATEMENT	17

Proposal 5—Approval of Employee Stock Purchase Plan

We are seeking your vote to approve our Employee Stock Purchase Plan, which we refer to as the “ESPP.” On April 19, 2022, our Board of Directors approved and adopted the ESPP, subject to, and effective upon, approval by our shareholders.

The purpose of the ESPP is to provide eligible employees of the Company and certain of its affiliates and subsidiaries an opportunity to use payroll deductions to purchase shares of our common stock and thereby acquire an ownership interest in the Company. The ESPP consists of two components: a 423 component (the “423 Component”) which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code (the “Code”), and a non-423 component (the “Non-423 Component”) which does not qualify as an “employee stock purchase plan” within the meaning of Code Section 423.

The maximum aggregate number of shares of our common stock that may be purchased under the ESPP will be 325,000 shares, subject to adjustment as provided for in the ESPP. The share pool for the ESPP represents approximately 1% of the total number of shares of our common stock outstanding as of April 19, 2022.

SUMMARY OF MATERIAL TERMS OF THE ESPP

A summary of the material terms of the ESPP is set forth below. The summary is qualified in its entirety by reference to the full text of the ESPP, which is filed with this Proxy Statement as Appendix A.

AUTHORIZED SHARES

Subject to adjustment as provided in the ESPP, a total of 325,000 shares of our Common Stock will be made available for sale under the ESPP. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution with respect to our shareholders other than normal cash dividends, an automatic adjustment will be made in the number and kind of shares as to which outstanding options then unexercised will be exercisable, in the available shares reserved for sale under the ESPP, and in the purchase period limit, in order to maintain the proportionate interest of the participants before and after the event.

As of April 19, 2022, the closing price of our common stock on the NYSE was $11.71 per share.

PLAN ADMINISTRATION

Our Compensation Committee will oversee the ESPP, and will have full and exclusive authority to interpret the terms of the ESPP and determine eligibility to participate, subject to the conditions of the ESPP. The Board of Directors and the Compensation Committee are also authorized to adopt rules, procedures and subplans with respect to the Non-423 Component of the ESPP.

ELIGIBILITY

Generally, employees of the Company and any of its designated subsidiaries and affiliates are eligible to participate in the ESPP, subject to the procedural enrollment and other requirements in the ESPP. However, our Compensation Committee may, in its discretion, determine prior to the beginning of an offering period that employees will not be eligible to participate if they: (i) do not meet eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code); (ii) are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee; (iii) have not completed at least two years of service since their last hire date (or such lesser period of time as may be determined by our Compensation Committee in its discretion), (iv) customarily work not more than 20 hours per week (or such lesser period of time as may be determined by our Compensation Committee in its discretion), (v) customarily work not more than five months per calendar year (or such lesser period of time as may be determined by our Compensation Committee in its discretion), or (vi) are highly compensated employee within the meaning of Code Section 414(q).

No employee may be granted options to purchase shares of our Common Stock under the 423 Component of the ESPP if such employee (i) immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or (ii) holds rights to purchase shares of our common stock under all of our employee stock purchase plans (as defined in Code Section 423) that accrue at a rate that exceeds $25,000 worth of shares of our common stock for each calendar year.

For purposes of the ESPP, designated subsidiaries include any subsidiary (within the meaning of Code Section 424(f)) of the Company that has been designated by our Compensation Committee as eligible to participate in the 423 Component of the ESPP and designated affiliates include any of our affiliates that have been designated by our Compensation Committee as eligible to participate in the Non-423 Component of the ESPP.

As of April 19, 2022, approximately 2,150 employees would be eligible to participate in the ESPP.

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OFFERING PERIODS

Pursuant to the terms of the ESPP, on the first trading day of an offering period, each eligible employee will be granted an option to purchase shares of our Common Stock on the last day of such offering period. Our Compensation Committee will determine the length of each offering period, provided that no offering period may exceed 27 months in length.

CONTRIBUTIONS

The ESPP permits each participant to purchase shares of our common stock through payroll deductions of up to 10% of their eligible compensation; provided, however, that a participant may not purchase more than a specific maximum number of shares, which limit will be determined by our Compensation Committee prior to the commencement of the offering period. No interest will accrue on a participant’s contributions to the ESPP, unless required by law in certain jurisdictions. A participant may withdraw during the offering period and may decrease (but not increase) their contributions.

PURCHASES

Unless a participant terminates employment or withdraws from the ESPP or an offering period before the last trading day of an offering period, the participant’s option will automatically be exercised on the last trading day of each offering period. The number of shares of our Common Stock purchased will be determined by dividing the payroll contributions accumulated in the participant’s account by the applicable purchase price, subject to the maximum share limit discussed above. No fractional shares of our Common Stock will be purchased. Any contributions accumulated in a participant’s account which are not sufficient to purchase a full share of our Common Stock will be rolled over to the next offering period, without interest, or will be refunded to them, without interest.

Until otherwise determined by our Compensation Committee, the purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of each offering period or on the last trading day of each offering period (which we refer to as the “purchase date”).

WITHDRAWALS; TERMINATION OF EMPLOYMENT

A participant may end their participation at any time during an offering period and all, but not less than all, of their accrued contributions not yet used to purchase shares of our common stock will be returned to them, or will be rolled over to the next offering period, without interest. If a participant withdraws from an offering period, they must re-enroll in the ESPP in order to re-commence participation.

If a participant ceases to be an eligible employee for any reason, they will be deemed to have elected to withdraw from the ESPP and their contributions not yet used to purchase shares of our common stock will be returned to them.

NON-TRANSFERABILITY

A participant may not assign, transfer, pledge or otherwise dispose of in any way (other than by will or the laws of descent and distribution) their rights with regard to options granted under the ESPP or contributions credited to their account.

CORPORATE TRANSACTIONS

The ESPP provides that in the event of a reorganization, merger, or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation (or survives as a direct or indirect subsidiary of such other constituent corporation or its parent), or upon a sale of substantially all of the property or stock of the Company to another corporation, a successor corporation may assume or substitute each outstanding option. If the successor corporation refuses to assume or substitute for the outstanding option, the offering period then in progress will be shortened, and a new purchase date will be set. The Company will notify each participant that the purchase date has been changed and that the participant’s option will be exercised automatically on the new purchase date unless prior to such date the participant has withdrawn from the offering period.

AMENDMENT; TERMINATION

Subject to applicable law, our Compensation Committee, in its sole discretion, may amend, suspend, or terminate the ESPP at any time and for any reason, without shareholder approval.

Our Compensation Committee may change the offering periods, designate separate offerings, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit contributions in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock for each participant properly correspond with contribution amounts, and establish such other limitations or procedures as our Compensation Committee determines in its sole discretion advisable that are consistent with the ESPP. Such modifications will not require shareholder approval or the consent of any ESPP participants.

The ESPP automatically will terminate on ten years from the Effective Date, unless we terminate it sooner.

2022 PROXY STATEMENT	19

SUB-PLANS

Consistent with the requirements of Code Section 423, our Compensation Committee may amend the terms of the ESPP, or an offering, or provide for separate offerings under the ESPP to, among other things, establish one or more sub-plans to reflect such amended provisions.

CERTAIN FEDERAL INCOME TAX EFFECTS

The following summary briefly describes U.S. federal income tax consequences of options granted under the ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of options granted under the ESPP. The discussion below concerning tax deductions that may become available to the Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.

The 423 Component of the ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Code Section 423. Under these provisions, a participant will not recognize taxable income until they sell or otherwise dispose of the shares purchased under the ESPP. If a participant disposes of the shares acquired under the ESPP more than two years from the option grant date and more than one year from the date the stock is purchased, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the shares at the time of disposition, or (ii) the fair market value of the shares at the option grant date, exceeds the purchase price. Any gain in addition to this amount will be treated as a capital gain. If a participant holds shares at the time of their death, the holding period requirements are automatically deemed to have been satisfied and they will realize ordinary income in the amount by which the lesser of (i) the fair market value of the shares at the time of death, or (ii) the fair market value of the shares at the option grant date exceeds the purchase price. The Company will not be allowed a deduction if the holding period requirements are satisfied.

If a participant disposes of shares before expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the shares on the purchase date over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

The Non-423 Component of the ESPP does not qualify under the provisions of Code Section 423. Under the applicable Code provisions, a participant will recognize ordinary income at the time the shares are purchased measured as the excess of the fair market value of the shares purchased over the purchase price and the Company will be entitled to a corresponding deduction. Any additional gain or loss on the subsequent sale or disposition will be long-term or short-term capital gain or loss, depending on the capital gain holding period.

The ESPP is not subject to any of the requirements of ERISA. The ESPP is not, nor is it intended to be, qualified under Code Section 401(a).

REGISTRATION WITH THE SEC

If the ESPP is approved by our stockholders and becomes effective, we intend to file a registration statement on Form S 8 registering the shares reserved for issuance under the ESPP as soon as reasonably practicable.

NEW PLAN BENEFITS

As of the date of this Proxy Statement, no employee has been granted any options under the proposed ESPP. Accordingly, the benefits to be received pursuant to the ESPP by the Company’s officers and employees are not determinable at this time.

The Board of Directors recommends voting “FOR” approval of the Employee Stock Purchase Plan.

20

Security Ownership of Certain Beneficial Owners and Management

The following table shows information with respect to the beneficial ownership of our Common Stock as of April 14, 2022 for:

•	each person known to us to own beneficially 5% or more of our outstanding Common Stock;

•	each of our directors or director nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

As of April 14, 2022, there were 32,363,376 of our Common Stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial Owners of More Than 5%	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
B. Riley Financial, Inc.(1)	5,411,383	16.7%
Portolan Capital Management, LLC(2)	1,635,241	5.1%
Nantahala Capital Management, LLC(3)	1,946,541	6.0%
Directors, Director Nominees and Named Executive Officers
Ryan Greenawalt(4)	5,707,942	17.6%
Anthony J. Colucci(5)	40,774	*
Daniel Shribman(6)	338,985	1.0
Zachary E. Savas(6)	38,781	*
Andrew Studdert(6)	16,512	*
Katherine E. White(6)	—	*
All Executive Officers and Directors as a Group (six individuals)	6,142,994	19.0%

†	c/o Alta Equipment Group Inc., 13211 Merriman Road, Livonia, Michigan 48150

*	Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)

Beneficial ownership based on information contained in a Schedule 13D/A filed by B. Riley Financial, Inc., B. Riley Securities, Inc. and Bryant R. Riley (collectively, the “B. Riley Reporting Persons”) filed with the SEC on February 8, 2022. Includes, as of January 20, 2022, 5,411,383 shares beneficially owned, as to which the B. Riley Reporting Persons have shared voting power and shared dispositive power. B. Riley Financial is the parent company of B. Riley Securities. The business address of B. Riley Financial is 299 Park Avenue, 21st Floor, New York, NY 10171.

(2)

Based on information contained in a Schedule 13G filed by Portolan Capital Management, LLC (“Portolan”) and George McCabe (collectively, the “Portolan Reporting Persons”) with the SEC on February 4, 2022. Includes, as of January 27, 2022, 1,635,241 shares beneficially owned, as to which Portolan has sole voting power and sole dispositive power. By virtue of capacity as the Manager of Portolan, Mr. McCabe may be deemed to indirectly beneficially own the shares beneficially owned by Portolan. The business address of the Portolan Reporting Persons is 2 International Place, FL 26, Boston, MA 02110.

(3)

Based on information contained in a Schedule 13G/A filed by Nantahala Capital Management, LLC (“Nantahala”), Wilmot B. Harkey and Daniel Mack (collectively, the “Nantahala Reporting Persons”) with the SEC on February 14, 2022. The Nantahala Reporting Persons have shared voting power and shared dispositive power. The business address of Nantahala is 130 Main St. 2nd Floor New Canaan, CT 06840.

(4)	Does not include RSUs that vest over two years and are convertible into 21,884 shares of Common Stock.

(5)	Does not include RSUs that vest over two years and are convertible into 41,049 shares of Common Stock.

(6)	Does not includes RSUs convertible into 19,331 shares of Common Stock.

2022 PROXY STATEMENT	21

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of a company’s common stock to file initial reports of ownership (Forms 3) and reports of changes in ownership (Forms 4 and 5) with the SEC and the NYSE. Based solely on our review of copies of such reports and on written representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during our fiscal year ended December 31, 2021, except for the following due to administrative oversight: one late Form 4 was filed on behalf of each of Mr. Shribman, Mr. Savas, Mr. Studdert, and Ms. White to report their June 2021 annual grants of restricted stock units, and one late Form 4 was filed on behalf of each of Mr. Greenawalt and Mr. Colucci to report their April 2021 grant of restricted stock units.

22

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The following discussion analyzes our executive compensation program with respect to our named executive officers for the year ended December 31, 2021 and the material elements of the compensation packages awarded to such officers. The individuals whose compensation is discussed below are:

•	Ryan Greenawalt, our Chairman of the Board and CEO; and

•	Anthony Colucci, our CFO.

We collectively refer to these individuals as our “named executive officers.”

2021 Financial and Operational Highlights

We accomplished the following financial and operation highlights during 2021, despite a historic supply chain disruption, tight labor markets, and the lingering presence of COVID-19:

•	Net revenues increased 38.8% year over year to $1,212.8 million.

•	Construction Segment revenue growth of $252.2 million, or 51.1%, from $493.1 million to $745.3 million.

•	Material Handling Segment revenue growth of $87.0 million, or 22.9%, from $380.5 million to $467.5 million.

•	Product Support revenue increased $85.9 million year-over-year to $344.0 million.

•	Successful $315 million notes offering which solidified our capital structure providing a framework for the continuation of acquisition growth.

•

Completed a total of six acquisitions across the Material Handling and Construction business segments that were consistent with the Company’s growth strategy of further penetrating existing markets, expanding its geographic footprint, and increasing its product lines and OEM relationships.

•

Entered into a dealer agreement with Nikola Corporation (NASDAQ: NKLA) (“Nikola”), a designer and manufacturer of heavy-duty commercial battery-electric vehicles (BEV) and fuel-cell electric vehicles (FCEV). This agreement names Alta as the authorized dealer to sell and service Nikola medium and long-haul Class 8 EV/FCEV trucks in the NY, NJ, eastern PA, New England, and Arizona markets.

Executive Compensation Highlights

Overall, our 2021 executive compensation reflects a combination of salary, cash incentives and equity awards. For fiscal 2021 we established our first annual cash incentive program as a public company based on the achievement of objective company performance measures, as described below under “Annual Cash Incentive Program”, and we granted equity awards that align our compensation program with long term shareholder value.

Compensation Philosophy and Objectives

Our compensation program is centered on a pay-for-performance philosophy and is designed to reward our named executive officers for their abilities, experience and efforts. The compensation programs we offer directly influence our ability to attract, retain and motivate the highly-qualified and experienced professionals who are vital to our success as a company.

We believe that having compensation programs designed to align executive officers’ interests with those of the Company and its stockholders in achieving positive business results and to reinforce accountability is the cornerstone to successfully implementing and achieving our strategic plans. In determining the compensation of our named executive officers, we are guided by the following key principles:

•

Attract, Retain, Motivate and Reward. Attract, retain, motivate and reward highly qualified and talented executives who possess the skills to achieve innovation and growth objectives in a competitive equipment dealership industry.

•

Pay for Performance. Align executive’s compensation with performance against our short-term and long-term company performance objectives by rewarding results that meet or exceed our growth and profitability goals.

•	Competitive Compensation. Set executive compensation at levels competitive with peer companies and consistent with market practice.

•	Stockholder Alignment. Align executive interests with those of our stockholders to create long-term value by rewarding our executives for their contributions to the Company.

We seek to maintain a performance-oriented culture and a compensation approach that rewards our named executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation if our goals and objectives are not

2022 PROXY STATEMENT	23

achieved. Consistent with this philosophy, we have sought to create an executive compensation package that balances short-term versus long-term components, cash versus equity elements and fixed versus contingent payments in ways that we believe are most appropriate to motivate our named executive officers.

Role of the Compensation Committee and Management

Executive compensation and related decisions, including the strategic oversight of our compensation and benefit programs, are made by the Compensation Committee. The Compensation Committee is responsible for establishing and overseeing the overall compensation structure, policies and programs of the company and assessing whether our compensation structure resulted in appropriate compensation levels and incentives for the executive management of the company.

The Compensation Committee works with the CEO and the company’s human resources representative, who make recommendations consistent with the guidelines established by the Compensation Committee for each element of compensation for our executives. The Compensation Committee evaluates the total compensation packages for our executives after considering these recommendations and evaluating the competitive market for executive talent, the company’s performance relative to its competitors and the past compensation paid to each of our executives.

After considering such factors as the nature and responsibilities of each named executive officer’s position, the named executive officer’s experience, the Company’s achievement of corporate goals, the named executive officer’s achievement of individual goals and other relevant considerations, together with consideration of the executive compensation philosophy described above, the Compensation Committee sets the annual compensation of our named executive officers. The compensation for each of our named executive officers is set and recommended for adoption at meetings of the Compensation Committee generally held in the first quarter of each year.

Role of the Compensation Consultant

The Compensation Committee has engaged an independent compensation consultant, Frederick W. Cook & Co, Inc. (“FW Cook”) to assist the Committee in evaluating the recommendations and guidance being provided in the development and creation of the executive compensation plan. FW Cook regularly participates in the Compensation Committee meetings and provides guidance and advice to the Compensation Committee. The Compensation Committee has evaluated whether any work provided by FW Cook raised any conflict of interest and determined that it did not.

The company has separately engaged Mercer (US) Inc. (“Mercer”) as its compensation consultant to assist in the development of Alta’s compensation strategy and to provide guidance in building the executive compensation structure. As part of this consulting arrangement, Mercer provides compensation market data, executive compensation guidance, recommendations on compensation structures, as well as ongoing guidance with performance based executive compensation programs.

To assist the Company and the Compensation Committee in its review and evaluation of each of these areas, Mercer established a peer group composed of 25 companies described below. The peer group, which has been reviewed and approved by the Compensation Committee, was selected based on weighted parameters and financial information and was intended to ensure that the Company remains within a reasonable range of the peer median in terms of revenue, headcount, and market value.

Fiscal 2021 Peer Group
America’s Car-Mart*	Group 1 Automotive	Ryder System
Asbury Automotive Group	H&E Equipment Services*	Sonic Automotive
AutoCanada*	Herc Holdings*	Strongco Corporation*
AutoNation	Lithia Motors	Titan Machinery*
Avis Budget Group	McGrath RentCorp*	Toromont Industries*
CarMax	Penske Automotive Group	Trinity Industries*
Cervus Equipment Corporation*	Rocky Mountain Dealerships*	United Rentals
DXP Enterprises* Finning International	Rush Enterprises	Wajax Corporation*

*	Peer company used to benchmark pay magnitude (in addition to determining pay practices).

Say on Pay Vote on Executive Compensation

Until fiscal 2022, we were an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and not required to hold a say on pay vote on the compensation of our named executive officers. At the 2022 Annual Meeting of Shareholders, we will be conducting our first say on pay vote as described in Proposal No. 3 of this proxy statement. Because we value the opinions of our shareholders, our Board and the Compensation Committee will consider the outcome of the say on pay vote, and the related say on frequency vote described in Proposal No. 4 of this proxy statement, as well as feedback received throughout the year, when making compensation decisions for our named executive officers in the future.

24

Overview of Components of Compensation

Compensation for our named executive officers consists of the following key components:

•	base salary;

•	annual cash incentive compensation; and

•	equity-based awards.

The first component of our named executive officers’ compensation is base salary, which is intended to secure the services of each executive and compensate them for their functional roles and responsibilities.

The second component is an annual cash incentive opportunity, which is based upon a combination of company and individual performance. These annual cash incentive opportunities are intended to link the pay of each named executive officer directly to the achievement of annual company operating and/or other performance objectives. We believe this compensation component aligns the interests of our named executive officers with the interests of our stockholders in the pursuit of short- to medium-term performance that should create value for our stockholders.

The third component is equity-based awards, which provide a long-term incentive component to the compensation packages of our named executive officers. The equity-based awards that we grant to our named executive officers align a portion of our named executive officers’ compensation to the interests of our investors and to each other, further reinforcing collaborative efforts for their mutual success. We believe that equity-based compensation also fosters a long-term commitment from our named executive officers to the Company and balances the shorter-term cash components of compensation that we provide.

Base Salary

We provide each named executive officer with a base salary for the services that the executive officer performs for us. This compensation component constitutes a stable element of compensation while other compensation elements are variable. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of their responsibilities and market data. In January 2021, the Compensation Committee increased the base salaries of our named executive officers from $555,000 to $600,000 for Mr. Greenawalt and from $300,000 to $375,000 for Mr. Colucci, respectively, in order to recognize their performance and to align their base salaries with the competitive marketplace.

Annual Cash Incentive Program

We provide our named executive officers with the opportunity to share in our success through annual cash incentive awards under our annual cash incentive program (the “AIP”). The AIP provides our named executive officers with the opportunity to earn annual cash compensation in addition to their base salaries. The Compensation Committee is responsible for (i) setting annual objective performance targets, (ii) reviewing actual performance and (iii) determining the amount of the compensation payable to each named executive officer.

The annual cash incentive awards earned under the AIP for fiscal 2021 performance represent the evolution of the Company’s compensation program and its pay for performance philosophy, as it was the first time that the Company’s Compensation Committee awarded cash-based incentive plan compensation to our named executive officers based on the achievement of objective Company performance measures, as opposed to relying on discretionary cash bonuses. In prior years, our named executive officers had received discretionary annual bonuses authorized by the Compensation Committee based on an assessment of the individual contributions of our named executive officers.

Under the AIP for fiscal 2021, each named executive officer’s annual target incentive opportunity was a percentage of their eligible base salary, with the target award set at 100% of base salary, the threshold award set at 50% of base salary and the maximum award level set at 200% of base salary.

The amount that each named executive officer was eligible to earn under the AIP was primarily based on objective Company performance measures, which, for fiscal 2021, were as follows:

•	Economic EBIT Yield (Weighted Percentage: 50%): A measure assessing the Company’s performance with respect to its return on invested capital.

•	Adjusted Pre-Tax Net Income (Weighted Percentage: 30%): A measure of the Company’s profitability.

•	Individual performance (Weighted Percentage: 20%): Individual performance goals established for each named executive officer, as further described below.

Shown below are the threshold, target and maximum performance goals, actual results and percentages earned with respect to each performance goal.

Performance Measure(1)	Threshold	Target	Maximum	Actual	Payout Percentage(2)

Economic EBIT Yield	10.0%	12.5%	15.0%	12.1%	90%

Adjusted Pre-Tax Net Income (in thousands)	$3,500	$4,600	$10,000	$3,500	50%

2022 PROXY STATEMENT	25

(1)

Economic EBIT Yield and Adjusted Pre-Tax Net Income are non-GAAP financial measures, information about which can be found in Appendix B to this proxy statement. Financial measures calculated for compensation purposes adjust for and remove the influence of any material acquisition activities occurring throughout the period, as targets were established exclusive of merger and acquisition activities.

(2)	Weighted payout percentages resulted in 45% for Economic EBIT Yield and 15% for Adjusted Pre-Tax Net Income.

Individual Performance. Relative to each performance measure, after reviewing the actual performance of the Company, the Compensation Committee also considered each named executive officer’s performance during the year against pre-established individual performance goals, including performance on M&A deals, business performance, leadership qualities, operational performance, business responsibilities and tenure with the Company. Following this review, the Compensation Committee determined that the payout percentage earned for Mr. Greenawalt was 100 percent and for Mr. Colucci was 150 percent.

AIP Payouts for Fiscal 2021. Based on the performance results described above and factoring in the weighting for each performance measure, Mr. Greenawalt earned an AIP cash payout of $480,000 (based on the 80% performance factor earned), and Mr. Colucci earned an AIP cash payout of $236,250 (based on the 90% performance factor earned).

Bonus Compensation

In addition to the Fiscal 2021 AIP payout, Mr. Colucci received a discretionary annual bonus for his fiscal 2021 service which was authorized by the Compensation Committee in its discretion and served as a reward for his individual contributions to the Company during the fiscal year. In determining the fiscal 2021 discretionary cash bonus payment of $200,000 for Mr. Colucci, the Compensation Committee considered all of the following measures: contributions to, and leadership in facilitating, mergers and acquisition transactions, and effectiveness in leadership and contributions to the Company’s business goals.

Equity Incentive Awards

In fiscal 2021, each of the named executive officers were granted equity incentive awards under the Company’s 2020 Omnibus Incentive Plan (the “Equity Plan”). These awards are designed to align a portion of our named executive officers’ compensation with the interests of our existing stockholders and to build retention value by incentivizing our named executive officers to remain in our service.

Fiscal 2021 Time-Based Equity Grants

In fiscal 2021, we granted time-based equity awards in the form of restricted stock units (“RSUs”) to each of our named executive officers (collectively, the “2021 Time-Based RSU Awards”) with a grant date of April 1, 2021 (the “Grant Date”). The 2021 Time-Based Awards, which consist of 32,826 RSUs for Mr. Greenawalt and 12,823 RSUs for Mr. Colucci, vest in equal installments over a three-year period, with the first tranche vesting on February 14, 2022 and the remaining installments to vest on the next two successive calendar years following the Grant Date on February 14, 2023 and February 14, 2024.

Fiscal 2022 Time-Based Equity Grants and Performance-Based Equity Grants

In fiscal 2022, we granted time-based equity awards and two types of performance-based equity awards: (1) one performance-based award was based solely on 2021 fiscal year performance to reward the named executive officers for their fiscal 2021 performance, even though granted in 2022, and following their grant, these awards will only be subject to time based vesting, and (2) one performance-based award that is based on fiscal 2022 performance, followed by time based vesting. As the grant dates under FASB ASC Topic 718 for these awards (including the award based on 2021 performance) occurred in 2022, all of these awards will be reportable as fiscal 2022 compensation in the Summary Compensation Table of the 2023 annual meeting proxy statement. On a going forward basis, the Company will be granting performance based awards at the beginning of the performance period in line with market practice.

Specifically, on March 28, 2022, the Compensation Committee approved these grants of:

•	Time-based equity awards in the form of RSUs to each of our named executive officers having substantially the same terms as the 2021 Time-Based Awards described above.

•

Performance-based equity awards in the form of performance stock units (“PSUs”) to each of our named executive officers (collectively, the “2021 Performance-Based Awards”). The 2021 Performance-Based Awards were granted based on 2021 performance (specifically, the Economic EBIT Yield and Adjusted Pre-Tax Net Income performance described above), which performance determined the number of PSUs granted to our named executive officers (45,888 PSUs for Mr. Greenawalt, and 17,925 PSUs for Mr. Colucci, respectively). The 2021 Performance-Based Awards will vest in two equal installments on February 14, 2023 and February 14, 2024.

•

2022 Performance-based equity awards in the form of performance stock units (“PSUs”) to each of our named executive officers (collectively, the “2022 Performance-Based Awards”). The 2022 Performance-Based Awards will be earned based on Economic EBIT Yield and Adjusted Pre-Tax Net Income performance for fiscal 2022 and will vest in two equal installments in subsequent years.

PERQUISITES

We provide perquisites and other personal benefits to our named executive officers that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. Our perquisites in fiscal 2021 consisted of personal use of a company owned vehicle and an automobile allowance. The Compensation Committee periodically reviews the perquisites that are provided to our executive officers to ensure that they are reasonable and that we remain competitive with comparable companies and are able to attract and retain highly qualified senior executives.

26

HEALTH AND RETIREMENT BENEFITS

We provide medical, dental, vision, life insurance and disability benefits to all eligible employees. Our named executive officers are eligible to participate in these benefits on the same basis as all other employees. We also provide, at our own expense, additional disability coverage to certain key employees, including to Mr. Greenawalt and Mr. Colucci. We maintain a 401(k) savings plan that allows participants, including our named executive officers, to defer cash compensation up to the maximum deferral under applicable IRS guidelines. We offer a discretionary 401(k) matching contribution of $.50/$1.00 of participant contribution, up to 7% of employee wages. In 2021, we provided a full-year matching contribution equal to 50% of the first 7% of compensation deferred by each participant. Eligible employees begin to participate in benefits after completing 30 days of employment.

SEVERANCE

Please refer to the section titled “Potential Payments Upon Termination or Change in Control” for more information regarding applicable compensatory provisions related to a termination or change in control. The compensation and benefits ultimately awarded in connection with a separation are determined at the discretion of the Compensation Committee and may be based on the executive, their position, nature of the potential separation and such executive’s compliance with any applicable post-termination restrictive covenants.

POLICY ON HEDGING AND PLEDGING

The Company’s Securities Trading Policy, applicable to all employees, directors and officers, prohibits the hedging (including through prepaid variable forward contracts, equity swaps, collars, and exchange funds), pledging or short-selling of the Company’s stock.

2022 PROXY STATEMENT	27

Compensation Committee Report

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report.

Submitted by the Compensation Committee.

Katherine E. White, Chair

Andrew Studdert

Zachary Savas

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned by each of our named executive officers for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ryan Greenawalt, Chairman of the Board and CEO	2021	596,538	—	395,882	—	480,000	17,595	1,490,015
	2020	476,615	60,000	—	—	—	3,342	539,957
	2019	515,000	100,000	—	—	—	53,360	668,360
Anthony Colucci, CFO	2021	369,231	200,000	154,645	—	236,250	12,819	972,945
	2020	256,538	825,000	819,000	—	—	7,797	1,908,335
	2019	230,661	165,000	—	—	—	17,047	412,708

(1)	The amounts in this column represent the named executive officer’s base salary earned during the fiscal year covered.

(2)	Represents a discretionary cash bonus awarded by the Compensation Committee to Mr. Colucci, as described under the heading “Compensation Discussion and Analysis—Bonus Compensation”.

(3)

The amounts in this column represents the aggregate grant date fair value of stock awards during each of the years presented, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, without taking into account estimated forfeitures. The assumptions made when calculating the amounts are found in Note 16 “Share-Based Compensation” to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2021.

(4)

The amounts in this column for fiscal 2021 represent the named executive officer’s annual cash incentive compensation earned for performance during the fiscal year covered (the “2021 AIP”). For more information on the Company’s annual cash bonus determinations, see the section under the heading “Compensation Discussion and Analysis—Annual Cash Incentive Program”.

(5)

The amounts reported in the “All Other Compensation” column for fiscal 2021 reflect, for each named executive officer, 401(k) matching contributions, disability insurance and transportation related benefits (consisting of the personal use of a company car for Mr. Greenawalt and an automobile allowance for Mr. Colucci).

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2021

The following table provides information relating to awards granted under the AIP and time-based awards of our Common Stock granted during fiscal 2021.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ryan Greenawalt
2021 AIP(1)	3/16/2021	300,000	600,000	1,200,000	—	—	—
2021 Time-Based RSU Awards(2)	4/01/2021							32,826	395,882
Anthony Colucci
2021 AIP(1)	3/16/2021	187,500	375,000	750,000	—	—	—
2021 Time-Based RSU Awards(2)	4/01/2021							12,823	154,645

(1)

The amounts reported in these columns reflect the full year annual cash incentive award opportunity range under the AIP for fiscal 2021, the terms of which are summarized under “Compensation Discussion and Analysis—Annual Cash Incentive Program”.

(2)

Amounts reflect the RSUs granted pursuant to the 2021 Time-Based Awards on April 1, 2021 and vesting in equal installments over a three-year period on February 14, 2022, February 14, 2023 and February 14, 2024.

28

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Employment Arrangements

Mr. Colucci’s Employment Agreement

In December 2017, Alta Equipment Holdings Inc., our predecessor, entered into an employment agreement with Mr. Colucci pursuant to which he would serve as our CFO for an initial term of five years with annual renewals thereafter. Under the agreement, Mr. Colucci is entitled to a base salary and is eligible to participate in the Company’s health insurance, retirement plan and other employee benefits. In addition, the Company also agreed to maintain, at our own cost, his disability insurance policy and provide an annual car allowance. Mr. Colucci is also eligible for an annual bonus.

Under the terms of the employment agreement, if Mr. Colucci is terminated for any reason, he is entitled to his accrued but unpaid salary and benefits and, unless he is terminated for cause or Mr. Colucci terminates his employment without good reason (each as defined in the employment agreement), any unpaid bonus earned for any fiscal year preceding the year in which Mr. Colucci’s employment was terminated.

Mr. Colucci’s employment agreement also includes confidentiality, assignment of developments, non-competition, non-interference, non-solicitation (of employees, consultants and customers) and non-disparagement provisions. The non-competition, non-interference and non-solicitation provisions generally extend for two years after termination of Mr. Colucci’s employment with us. The confidentiality and non-disparagement provisions extend indefinitely.

Terms of Equity Awards

As discussed under the heading “Compensation Discussion and Analysis—Equity-Based Awards” above, and “Potential Payments Upon Termination or Change in Control” below, we granted the 2021 Time-Based RSU Awards in 2021 in accordance with the terms described therein.

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END

The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2021.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ryan Greenawalt, Chairman of the Board and CEO	—	—	—	—	—	32,826(1)	480,573	—	—
Anthony Colucci, CFO	—	—	—	—	—	12,823(1)	187,729	—	—
	—	—	—	—	—	48,750(2)	713,700	—	—

(1)

Represents the RSUs granted pursuant to the 2021 Time-Based RSU Awards on April 1, 2021 and vesting in equal installments over a three-year period on February 14, 2022, February 14, 2023 and February 14, 2024.

(2)

Represents the RSUs related to the termination of the A&R Equity Linked Incentive Plan and granted under the 2020 Omnibus Incentive Plan, which vest in three remaining annual installments on February 14, 2022, February 14, 2023, and February 14, 2024, respectively.

(3)	Based on the closing market price of the Company’s common stock on December 31, 2021 of $14.64.

2022 PROXY STATEMENT	29

STOCK VESTED IN FISCAL 2021

The following table provides information regarding the vesting of equity awards for each of our named executive officers during fiscal 2021.

	Stock Awards (1)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)

Ryan Greenawalt	—	—

Anthony Colucci	16,250	209,463

(1)

Represents the vesting of the first quarterly installment of RSUs on February 14, 2021, which RSUs were initially granted to Mr. Colucci in connection with the termination of the A&R Equity Linked Incentive Plan and pursuant to the Equity Plan.

(2)	Based on the closing market price of the Company’s common stock on the vesting date of $12.89.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following summaries and table describe and quantify the potential payments and benefits that the Company would provide to our named executive officers in connection with their termination of employment and/or change in control. In determining amounts payable, we have assumed in all cases that the terms of the executive’s current equity award and any employment agreements with us were in effect on, and the termination of employment and/or change in control occurred on, December 31, 2021, the last business day of fiscal 2021.

2021 Time-Based RSU Awards

Under the terms of the 2021 Time-Based RSU Awards, upon termination of the named executive officer’s employment, any outstanding RSUs shall be forfeited. Notwithstanding the foregoing, if the termination is due to death, disability or, if within two years after a change in control, the named executive officer is terminated without cause, then any outstanding RSUs shall vest on the date of such termination.

Mr. Colucci’s Employment Agreement

As described above, under the terms of his employment agreement, if Mr. Colucci is terminated for any reason, he is entitled to his accrued but unpaid salary and benefits and, unless he is terminated for cause or Mr. Colucci terminates his employment without good reason (each as defined in the employment agreement), any unpaid bonus earned for any fiscal year preceding the year in which Mr. Colucci’s employment was terminated.

Estimated Payments and Benefits Upon Termination

The following table describes the potential benefits that would have been payable to our currently employed named executive officers under existing plans and contractual arrangements assuming a termination or change of control occurred on December 31, 2021, the last business day of fiscal 2021. The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the named executive officers.

Name	Payment Element	Death or Disability	Termination Without Cause following Change in Control ($)	Termination Without Cause or Without Good Reason ($)

Ryan Greenawalt	Acceleration of Equity Awards	480,573	480,573	—

Anthony Colucci	Acceleration of Equity Awards	187,729	187,729	—

	Value of Continuing Benefits Under Employment Arrangements	—	—	236,250

30

Director Compensation

Our non-employee director compensation program is as follows:

•

Annual cash fee of $25,000 for fiscal 2021, paid in four installments of $6,250 as fees related to their service on our Board. Beginning in fiscal 2022, the annual cash fee was increased to $50,000 in line with peer group director compensation levels.

•

The Chairpersons of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive supplemental annual cash fees of $25,000, $20,000, and $20,000, respectively. Payment for the fee for serving as chairperson is also made in cash in four equal installments.

•

Non-employee directors receive annual grants of restricted stock units at the time of the Annual Shareholder Meeting with an award value of $100,000, provided that, in recognition of the June annual meeting date for calendar year 2021, the non-employee director annual grants had a value of $133,000 and not $100,000 in light of the 16 month period between the closing of the business combination when the Company went public and the date of the first annual grant. Subject to a director’s election to defer the receipt of RSUs to the director’s termination of service as a director, the RSU for any year shall vest 1/12th each month and fully vest on the date of the annual meeting of the Company’s stockholders in the following year. The number of RSUs to be issued is determined by dividing (x) $100,000 ($133,000 for calendar year 2021), by (y) the volume weighted average closing price for the Company’s common stock for the 20 trading days preceding the date of issuance.

The Compensation Committee determines the annual compensation to be paid to the members of our Board and may, at its discretion, revise or replace the compensation policy described above. The Company reimburses each director for any reasonable expenses incurred by such director in connection with the performance of such director’s services to the Company.

The following table sets forth the total compensation paid to each member of our Board during the year ended December 31, 2021:

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Daniel Shribman	25,000	133,000	158,000

Zachary E. Savas	45,000	133,000	178,000

Andrew Studdert	50,000	133,000	183,000

Katherine E. White	45,000	133,000	178,000

(1)

Represents the aggregate grant date fair value of stock awards during fiscal 2021 computed in accordance with FASB ASC Topic 718, without taking into account estimated forfeitures. The assumptions made when calculating the amounts are found in Note 16 “Share Based Compensation” to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2021.

The following table provides a summary of the aggregate number of unvested RSUs outstanding for each of our non-employee directors as of December 31, 2021.

Name	Unvested RSUs Outstanding (as of December 31, 2021) (#)

Daniel Shribman	4,666

Zachary E. Savas	4,666

Andrew Studdert	4,666

Katherine E. White	4,666

2022 PROXY STATEMENT	31

Transactions With Related Persons

LEASE AGREEMENTS

Property Lease Agreement, dated May 15, 2018, by and between R3 Real Estate Holdings, LLC (“R3,” an entity in which Greenawalt has a 33.33% interest through his revocable living trust) and Alta Construction Equipment Illinois, LLC. The monthly rent is $14,700, subject to adjustment from time to time as set forth in the lease. The leased property is located in Ottawa, Illinois and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Greenawalt, LLC (an entity which is controlled by Ryan Greenawalt’s father, Steven Greenawalt) and Alta Industrial Equipment Michigan, LLC (“AIEM”). The monthly rent is $20,548, subject to adjustment from time to time as set forth in the lease. The leased property is located in Lansing, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Greenawalt, LLC (an entity which is controlled by Ryan Greenawalt’s father, Steven Greenawalt) and AIEM. The monthly rent is $65,971, subject to adjustment from time to time as set forth in the lease. The leased property is located in Livonia, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom, L.L.C. (“Wixom,” an entity which is controlled by Ryan Greenawalt’s father, Steven Greenawalt, and in which Ryan Greenawalt has (i) a 12.5% indirect interest pursuant to his status as a beneficiary of an irrevocable trust which owns such entity, for which trust Steven Greenawalt is the trustee, and (ii) a 6% interest through his revocable living trust) and AIEM. The monthly rent is $14,059, subject to adjustment from time to time as set forth in the lease. The leased property is located in Battle Creek, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom and AIEM. The monthly rent is $19,467, subject to adjustment from time to time as set forth in the lease. The leased property is located in Kentwood, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom and AIEM. The monthly rent is $9,576, subject to adjustment from time to time as set forth in the lease. The leased property is located in Muskegon, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom and AIEM. The monthly rent is $17,304, subject to adjustment from time to time as set forth in the lease. The leased property is located in Romulus, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom and AIEM. The monthly rent is $7,772.00, subject to adjustment from time to time as set forth in the lease. The leased property is located in Saginaw, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom and AIEM. The monthly rent is $24,983, subject to adjustment from time to time as set forth in the lease. The leased property is located in Sterling Heights, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom and AIEM. The monthly rent is $9,576, subject to adjustment from time to time as set forth in the lease. The leased property is located in Zeeland, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Alta Industrial Real Estate Company, L.L.C. (“AIREC,” an entity which is controlled by Ryan Greenawalt’s father, Steven Greenawalt, and in which Ryan Greenawalt has a 25% indirect interest pursuant to his status as a beneficiary of an irrevocable trust which owns such entity, for which trust Steven Greenawalt is the trustee) and Alta Construction Equipment, LLC (“ACE”). The monthly rent is $37,312, subject to adjustment from time to time as set forth in the lease. The leased property is located in New Hudson, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between AIREC and ACE. The monthly rent is $11,356, subject to adjustment from time to time as set forth in the lease. The leased property is located in Burton, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between AIREC and ACE. The monthly rent is $19,467, subject to adjustment from time to time as set forth in the lease. The leased property is located in Detroit, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between Wixom and ACE. The monthly rent is $10,815, subject to adjustment from time to time as set forth in the lease. The leased property is located in Byron Township, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

32

Property Lease Agreement, dated December 22, 2017, by and between AIREC and ACE. The monthly rent is $10,815, subject to adjustment from time to time as set forth in the lease. The leased property is located in Traverse City, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between R3 and ACE. The monthly rent is $7,500, subject to adjustment from time to time as set forth in the lease. The leased property is located in Gaylord, Michigan and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between AIREC and ACE. The monthly rent is $13,390, subject to adjustment from time to time as set forth in the lease. The leased property is located in Montgomery, Illinois and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between AIREC and ACE. The monthly rent is $28,660, subject to adjustment from time to time as set forth in the lease. The leased property is located in Itasca, Illinois and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated December 22, 2017, by and between AIREC and ACE. The monthly rent is $19,467, subject to adjustment from time to time as set forth in the lease. The leased property is located in Calumet City, Illinois and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

Property Lease Agreement, dated March 20, 2015, by and between LMG Holdings, L.L.C. (an entity which is controlled by Ryan Greenawalt’s mother, Lucia Greenawalt) and AIEM. The monthly rent is $10,000, subject to adjustment from time to time as set forth in the lease. The leased property is located in South Bend, Indiana and the parties believe the lease amount and other terms of the lease are comparable to similar commercial leases in the same geographic area.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

The Company has a written Related Person Transaction Policy to assist it in reviewing, approving and ratifying related person transactions. This Related Person Transaction Policy supplements our other policies that may apply to transactions with related persons, such as our Governance Guidelines and Code of Business Conduct and Ethics. Pursuant to the policy, our Audit Committee approves or ratifies related person transactions, as defined in the Related Person Transaction Policy. Under the policy, in determining whether or not to approve a Related Party Transaction, the Audit Committee considers (a) the relevant facts and circumstances of the transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third-party, (b) the extent of the Related Party’s interest in the transaction, (c) whether the transaction contravenes the Company’s Code of Business Conduct and Ethics or other policies, (d) whether the relationship underlying the transaction is believed to be in the best interests of the Company and its stockholders and (e) if such Related Party is a director or his or her Immediate Family Member, the effect that the transaction may have on the director’s status as an independent member of the Board and eligibility to serve on committees of the Board pursuant to SEC and NYSE rules.

2022 PROXY STATEMENT	33

Equity Compensation Plan Information

The following table summarizes share and exercise price information about the Company’s equity compensation plans as of December 31, 2021.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity Compensation plans approved by security holders(1)	309,292	$—	2,663,708

(1)	Relates only to the Company’s 2020 Omnibus Incentive Plan.

(2)	Includes 309,292 unvested RSUs.

(3)	The RSUs were granted without consideration. The weighted average stock trading price at the time of the grants was $9.71.

In connection with the Business Combination, the Board and stockholders approved the Company’s 2020 Omnibus Incentive Plan, which enables the Company to grant stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share based awards and cash awards to directors, employees and consultants to improve the ability of the Company to attract, retain, and motivate individuals upon whom the Company’s sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company.

34

Other Matters

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

Other Information

HOUSEHOLDING OF PROXIES

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more shareholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a shareholder has consented or receives notice from his or her broker that the broker will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. If your Notice of Internet Availability of Proxy Materials or your annual report and proxy statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the Notice of Internet Availability or the Proxy Materials by writing or calling us: Alta Equipment Group Inc., 13211 Merriman Road, Livonia, Michigan 48150, telephone (248) 449-6700.

ADDITIONAL FILINGS

The Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports are available without charge through the Company’s website, www.altaequipment.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Code of Business Conduct and Ethics, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, and amendments thereto, are also available at the website noted above. If we make any amendments to our Code of Business Conduct and Ethics or grant any waiver thereunder, including any implicit waiver, from a provision of either code applicable to our CEO or CFO requiring disclosure under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on our website at the address noted above. The content of our website, however, is not part of this Proxy Statement.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, by writing to the Company address appearing in this Proxy Statement or by calling us at (248) 449-6700.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of stockholders or to nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals that satisfy certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2023 Annual Meeting of Stockholders (the “2023 Proxy Statement”). To be eligible for inclusion in the 2023 Proxy Statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 28, 2022, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2023 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2023 Annual Meeting of Stockholders, without having it included in the 2023 Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the first anniversary of the 2022 Annual Meeting of Stockholders, unless the date of the 2023 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2022 Annual Meeting of Stockholders. For the Company’s 2023 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than February 9, 2023 and no later than March 11, 2023. If the date of the 2023 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2022 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than later of the close of business on the 90th day prior to the 2023 Annual Meeting of Stockholders, or the close of business on the 10th day following the day on which public announcement of an adjournment or postponement is first made by the Company.

Notices of any proposals or nominations for the Company’s 2023 Annual Meeting of Stockholders should be sent to Alta Equipment Group Inc., Secretary, 13211 Merriman Road, Livonia, Michigan 48150.

2022 PROXY STATEMENT	35

Appendix A

ALTA EQUIPMENT GROUP, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE. Alta Equipment Group, Inc. adopted the Plan effective as of the Effective Date. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company, to enhance such employees’ sense of participation in the affairs of the Company. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2. ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. In addition, this Plan authorizes the grant of options under a Non-Section 423 Component that is not intended to meet Section 423 requirements, provided, to the extent necessary under Section 423 of the Code, the other terms and conditions of the Plan are met.

Subject to Section 14, a total of 325,000 shares of Common Stock is reserved for issuance under this Plan. In addition, on each January 1 of each of 2023 through 2032, the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares necessary to equal a total of one percent (1%) of the total number of outstanding shares of Common Stock and shares of preferred stock of the Company outstanding (on an as converted to common stock basis) on the immediately preceding December 31st (rounded down to the nearest whole share); provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year. Subject to Section 14, no more than 325,000 shares of Common Stock may be issued over the term of this Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14. Any or all such shares may be granted under the Section 423 Component.

3. ADMINISTRATION. The Plan will be administered by the Committee. The Committee may delegate administrative tasks under the Plan to a subcommittee or to one of more officers to assist with the administration of the Plan pursuant to specific delegation as permitted by applicable law. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all eligible employees and Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to designate the Participating Corporations, to determine whether Participating Corporations shall participate in the Section 423 Component or Non-Section 423 Component and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties.

The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, and the provisions of the Plan will separately apply to each such separate offering even if the dates of the applicable Offering Periods of each such offering are identical. To the extent permitted by Section 423 of the Code, the terms of each separate offering under the Plan need not be identical, provided that the rights and privileges established with respect to a particular offering are applied in an identical manner to all employees of every Participating Corporation whose employees are granted options under that particular offering. The Committee may establish rules to govern the terms of the Plan and the offering that will apply to Participants who transfer employment between the Company and Participating Corporations or between Participating Corporations, in accordance with requirements under Section 423 of the Code to the extent applicable.

4. ELIGIBILITY.

(a) Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from coverage under the Plan if determined by the Committee (other than where such exclusion is prohibited by applicable law):

(i) employees who do not meet eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code);

(ii) employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

36

(iii) employees who are customarily employed for twenty (20) or less hours per week;

(iv) employees who are customarily employed for five (5) months or less in a calendar year;

(v) (a) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (b) any employees who are “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;

(vi) employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code; and

(vii) individuals who provide services to the Company or any of its Participating Corporations who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(b) No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under the Plan. Notwithstanding the foregoing, the rules of Section 424(d) of the Code shall apply in determining share ownership and the extent to which shares held under outstanding equity awards are to be treated as owned by the employee.

5. OFFERING DATES.

(a) Each Offering Period of this Plan may be of up to twenty-seven (27) months duration and shall commence and end at the times designated by the Committee. Each Offering Period shall consist of one or more Purchase Periods during which Contributions made by Participants are accumulated under this Plan.

(b) The initial Offering Period shall commence on the Effective Date and shall end with the Purchase Date that occurs on a date selected by the Committee which is no more than twenty seven (27) months after the commencement of the initial Offering Period. Thereafter, new Offering Periods shall commence on dates determined by the Committee, with such Offering Periods to consist of one or more separate Purchase Periods, up to a maximum duration of twenty-seven (27) months.

6. PARTICIPATION IN THIS PLAN.

(a) Any employee who is an eligible employee determined in accordance with Section 4 immediately prior to the initial Offering Period may elect to participate in this Plan by submitting an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates, subject to the other terms and provisions of this Plan.

(b) Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 11 or Section 12 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan, but participation in any subsequent Offering Period will be governed by the Plan and enrollment agreement and other terms in effect on the Offering Date for such relevant Offering Period; a Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.

7. GRANT OF OPTION ON ENROLLMENT. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such Participant’s Contribution account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of the Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date; provided, however, that for the Purchase Period within the initial Offering Period, the numerator shall be one percent (1%) of the Participant’s Compensation for such Purchase Period, or such other percentage as determined by the Committee prior to the start of the Offering Period, and provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10 below with respect to the applicable Purchase Date.

2022 PROXY STATEMENT	37

8. PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a) The Fair Market Value on the Offering Date; or

(b) The Fair Market Value on the Purchase Date.

9. PAYMENT OF PURCHASE PRICE; CONTRIBUTION CHANGES; SHARE ISSUANCES.

(a) The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that Contributions may be made in another form. The Contributions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than ten percent (10%) or such lower limit or other increment requirements set by the Committee. Contributions shall commence on the first payday following the last Purchase Date (with respect to the initial Offering Period, as soon as practicable following the effective date of filing with the U.S. Securities and Exchange Commission a securities registration statement for the Plan) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

(b) A Participant may decrease the rate of Contributions during an Offering Period by filing with the Company or a third party designated by the Company a new enrollment agreement, with the new rate to become effective no later than the third payroll period commencing after the Company’s receipt of the authorization and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of Contributions may be made twice during the initial Purchase Period and once during any subsequent Purchase Period, or more frequently under rules determined by the Committee. A Participant may increase or decrease the rate of Contributions for any subsequent Offering Period by filing with the Company or a third party designated by the Company a new enrollment agreement prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

(c) A Participant may reduce his or her Contribution percentage to zero during an Offering Period by filing with the Company or a third party designated by the Company a request for cessation of Contributions. Such reduction shall be effective beginning no later than the third payroll period after the Company’s receipt of the request and no further Contributions will be made for the duration of the Offering Period. Contributions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (e) below. A reduction of the Contribution percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d) All Contributions made for a Participant are credited to his or her book account under this Plan and are deposited with the general funds of the Company. No interest accrues on the Contributions. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

(e) On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all Contributions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 8 of this Plan. Any fractional share, as calculated under this Subsection (e), shall be rounded down to four decimal places. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a share after applying the foregoing shall be refunded without interest; however, the Committee may determine for future Offering Periods that such amounts shall be carried forward without interest into the next Purchase Period. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

(f) As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.

(g) During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(h) To the extent required by applicable U.S. federal, state, or local law, a Participant shall make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary for the Company or Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

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10. LIMITATIONS ON SHARES TO BE PURCHASED.

(a) Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:

(i) In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary).

(ii) In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary) in the current calendar year and in the immediately preceding calendar year.

(iii) In the case of Common Stock purchased during an Offering Period that commenced two calendar years prior, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary) in the current calendar year and in the two immediately preceding calendar years.

For purposes of this Subsection (a), the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (a) from purchasing additional Common Stock under the Plan, then his or her Contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Purchase Period that will end in the next calendar year (if he or she then is an eligible employee), provided that when the Company automatically resumes such Contributions, the Company must apply the rate in effect immediately prior to such suspension.

(b) In no event shall a Participant be permitted to purchase more than 2,000 shares on any one Purchase Date or such lesser number as the Committee shall determine. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective.

(c) If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.

(d) Any Contributions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest.

11. WITHDRAWAL.

(a) Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

(b) Upon withdrawal from this Plan, the accumulated Contributions shall be returned to the withdrawn Participant, without interest, and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new enrollment agreement in the same manner as set forth in Section 6 above for initial participation in this Plan.

(c) To the extent applicable, if the Fair Market Value on the first day of the current Offering Period in which a Participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such Participant in the subsequent Offering Period. Any funds accumulated in a Participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

12. TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan. In such event, accumulated Contributions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.

2022 PROXY STATEMENT	39

13. RETURN OF CONTRIBUTIONS. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated Contributions credited to such Participant’s account. No interest shall accrue on the Contributions of a Participant in this Plan.

14. CAPITAL CHANGES. If the number and class of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 2 and 10 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued.

15. NONASSIGNABILITY. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

16. USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant Contributions. Until shares are issued, Participants will only have the rights of an unsecured creditor unless otherwise required under applicable law. Each Participant shall receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total Contributions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17. NOTICE OF DISPOSITION. Each Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.

19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under the Section 423 Component of this Plan shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than six (6) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their Contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the Effective Date.

22. DESIGNATION OF BENEFICIARY.

(a) If authorized by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company or a third party designated by the Company at the prescribed location before the Participant’s death.

(b) If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or to the legal heirs of the Participant.

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23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of U.S. laws, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust.

24. GOVERNING LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25. AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. Unless otherwise required by applicable law, if the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during an Offering Period, establish the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s base salary and other eligible compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee’s action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as Contributions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.

26. CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding right to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction.

27. CODE SECTION 409A; TAX QUALIFICATION.

(a) Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Subsection (b), options granted to U.S. taxpayers outside of the Code Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee determines that an option or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

(b) Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

2022 PROXY STATEMENT	41

28. DEFINITIONS.

(a) “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the Compensation Committee of the Board that consists exclusively of one or more members of the Board appointed by the Board.

(e) “Common Stock” shall mean the common stock of the Company.

(f) “Company” shall mean Alta Equipment Group, Inc.

(g) “Compensation” shall mean base salary or regular hourly wages (including base salary and hourly wages paid while on a leave of absence); however, the Committee shall have discretion to adopt a definition of Compensation from time to time that includes all cash compensation reported on the employee’s Form W-2, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, pay during leaves of absence, and draws against commissions. For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the Participant did not make such election.

(h) “Contributions” means payroll deductions taken from a Participant’s Compensation and used to purchase shares of Common Stock under the Plan and, to the extent payroll deductions are not permitted by applicable laws (as determined by the Committee in its sole discretion) contributions by other means, provided, however, that allowing such other contributions does not jeopardize the qualification of the Plan as an “employee stock purchase plan” under Section 423 of the Plan.

(i) “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(j) “Effective Date” means the date of approval of the Plan by shareholders.

(k) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined as follows:

(i) if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”), its closing price on the Nasdaq Market on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(ii) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(iii) if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(iv) if none of the foregoing is applicable, by the Board or the Committee in good faith.

(m) “Non-Section 423 Component” means the part of the Plan which is not intended to meet the requirements set forth in Section 423 of the Code.

(n) “Notice Period” shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased.

(o) “Offering Date” shall mean the first business day of each Offering Period. The first Offering Period shall commence on a date to be determined by the Committee.

(p) “Offering Period” shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).

(q) “Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

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(r) “Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who is either automatically enrolled in the initial Offering Period or who elects to participate in this Plan pursuant to Section 6(b).

(s) “Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan. For purposes of the Section 423 Component, only the Parent and Subsidiaries may be Participating Corporations, provided, however, that at any given time a Parent or Subsidiary that is a Participating Corporation under the Section 423 Component shall not be a Participating Corporation under the Non-Section 423 Component. The Committee may provide that any Participating Corporation shall only be eligible to participate in the Non-Section 423 Component.

(t) “Plan” shall mean this Alta Equipment Group, Inc. 2021 Employee Stock Purchase Plan, as may be amended from time to time.

(u) “Purchase Date” shall mean the last business day of each Purchase Period.

(v) “Purchase Period” shall mean a period during which Contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).

(w) “Purchase Price” shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.

(x) “Section 423 Component” means the part of the Plan, which excludes the Non-Section 423 Component, pursuant to which options to purchase shares of Common Stock under the Plan that satisfy the requirements for “employee stock purchase plans” set forth in Section 423 of the Code may be granted to eligible employees.

(y) “Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

2022 PROXY STATEMENT	43

Appendix B

NON-GAAP MEASURES

The Company references certain financial measures in its Compensation Discussion & Analysis that are not measures of financial performance under GAAP and may not be defined and calculated by other companies using the same or similar terminology. Definitions of non-GAAP measures used in this proxy statement and reconciliations to the most comparable GAAP measures are set forth below.

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP financial measure defined as EBITDA adjusted for certain non-cash, non-recurring, or non-operating expenses, including but not limited to merger and acquisition related costs, restructuring charges, stock compensation expense, and preferred stock dividend expenses reflected in the company’s financial statements. These adjustment items are excluded from Adjusted EBITDA internally when evaluating our operating performance and for strategic planning and forecasting purposes and allow investors to make a more meaningful comparison between our core business operating results over different periods of time, as well as with those of other similar companies. Also, Adjusted EBITDA is calculated net of floorplan interest paid on showroom-ready new equipment.

Adjusted Pre-Tax Net Income: Adjusted Pre-Tax Net Income is a non-GAAP financial measure of net income adjusted for certain non-cash, non-recurring, or non-operating expenses, including but not limited to merger and acquisition related costs, restructuring charges, stock compensation expense, and preferred stock dividend expenses reflected in the company’s financial statements. The financial measure calculated for compensation purposes adjusts for and removes the influence of any material acquisition activities occurring throughout the period, as targets were established exclusive of merger and acquisition activities.

EBITDA: EBITDA is a non-GAAP financial measure representing the sum of net income/ (loss) available to common shareholders, provision for income taxes, interest expense, depreciation of rental equipment and non-rental depreciation and amortization.

Economic EBIT: Economic EBIT is a non-GAAP financial measure is defined as Adjusted EBITDA less gains from rental equipment sales less Net Maintenance Capital Expenditure.

Economic EBIT Yield: Economic EBIT Yield is a non-GAAP financial measure defined as Economic EBIT divided by average Invested Capital. The financial measure calculated for compensation purposes adjusts for and removes the influence of any material acquisition activities occurring throughout the period, as targets were established exclusive of merger and acquisition activities.

Invested Capital: Invested Capital is a non-GAAP financial measure used by management to identify the total investment made by its shareholders, bondholders, and lenders and is further defined as the sum of interest-bearing debt (excluding floor plan payables on new equipment), capital lease obligations, other long-term liabilities, and the book value of equity less cash.

Net Maintenance Capital Expenditure: Net Maintenance Capital Expenditure is a non-GAAP financial measure used by management to identify the net investment made into the company’s long-lived assets, primarily its rental fleet. Net Maintenance Capital Expenditure is defined as the sum of the replacement value of our rental fleet sold as adjusted for inflationary factors and the average age of rental fleet replaced, capitalized costs necessary to maintain the existing fleet, and fixed asset (property, plant, and equipment) expenditure less proceeds received from the sale of rental fleet or fixed assets.

FORWARD-LOOKING STATEMENTS & WEBSITE REFERENCES:

This proxy statement contains forward-looking statements within the meaning of section 27A of the Securities Act, as amended, and section 21E of the Exchange Act. Words such as “may,” “will,” “should,” “likely,” “expects,” “intends,” “believes,” “estimates,” “continues,” “maintain,” “remain,” and similar expressions are used to identify these forward-looking statements. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. For a more detailed discussion of these factors, see the information under “Risk Factors” in our most recent Form 10-K filed with the SEC. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we undertake no obligation to update them, notwithstanding any historical practice of doing so. Forward-looking and other statements in this document may also address our corporate responsibility progress, plans, and goals, and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC.

Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

44

Alta Equipment Group Inc. | 13211 Merriman Road, Livonia, MI 48150 |(248) 449-6700 | altaequipment.com

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/ALTG
• Cast your vote online
• Have your Proxy Card ready
P.O. BOX 8016, CARY, NC 27512-9903	• Follow the simple instructions to record your vote

PHONE Call 1-866-892-1741
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions

MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/ALTG

Alta Equipment Group Inc. Annual Meeting of Stockholders For Stockholders of record on April 14, 2022

TIME:	Thursday, June 9, 2022 9:30 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/ALTG for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Ryan Greenawalt, Chairman and Chief Executive Officer, and Anthony J. Colucci, Chief Financial Officer (the “Named Proxies”), and each or either of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Alta Equipment Group Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION FOR ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE OF THIS CARD, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR “ONE YEAR” ON PROPOSAL 4, AND FOR PROPOSAL 5. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Alta Equipment Group Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ELECTING ALL THE THREE DIRECTOR NOMINEES IN

PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR “ONE YEAR” ON PROPOSAL 4 AND FOR PROPOSAL 5.

	PROPOSAL			YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	Election of Directors
		FOR		WITHHOLD
	1.01 Ryan Greenawalt	☐		☐		FOR

	1.02 Zachary Savas	☐		☐		FOR

	1.03 Andrew Studdert	☐		☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of UHY LLP as our independent registered public accounting firm for 2022.	☐	☐	☐		FOR

3.	Approve, in non-binding advisory vote, the compensation paid to our named executive officers	☐	☐	☐		FOR

		1YR	2YR	3YR	ABSTAIN
4.	Determine, in a non-binding advisory vote, whether a non-binding advisory stockholder vote to approve the compensation paid to named executive officers should occur every one, two, or three years	☐	☐	☐	☐	1 YEAR

		FOR	AGAINST	ABSTAIN
5.	Approve the Alta Equipment Group, Inc. 2022 Employee Stock Purchase Plan	☐	☐	☐		FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/ALTG

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)                                                                 Date                              Signature (if held jointly)                                                                                  Date